Exhibit 25.1

Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939, as amended, of a corporation designated to act as Trustee. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1.)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

              ___ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)

                      Deutsche Bank National Trust Company
               (Exact name of trustee as specified in its charter)

300 South Grand Avenue
Los Angeles, California 90071                                         13-3347003
(Address of principal                                           (I.R.S. Employer
executive offices)                                           Identification No.)

                                IndyMac MBS, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                              95-4791925
(State or other jurisdiction of                                 (I.R.S. Employer
Incorporation or organization)                               Identification No.)

155 North Lake Avenue
Pasadena, California                                                       91101
(Address of principal executive offices)                              (Zip Code)

          Home Equity Mortgage Loan Asset-Backed Notes, Series 2006-H2
                       (Title of the Indenture Securities)

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                                     ADDRESS
Office of the Comptroller                                     1114 Avenue of the
of the Currency                                             Americas, Suite 3900
                                                        New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16. List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -
Certificate of the Comptroller of the Currency dated February 27, 2006.

Exhibit 3 -
Certification of Fiduciary Powers dated February 27, 2006.

Exhibit 4 -
Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -
Not Applicable.

Exhibit 6 -
Consent of Deutsche Bank National Trust Company required by Section 321(b) of the Act.

Exhibit 7 -
Reports of Condition of Deutsche Bank National Trust Company, dated as of December 31, 2005.

SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 14th day of June, 2006.

                   Deutsche Bank National Trust Company
                   By: /s/ Ronaldo Reyes
                       ------------------------
                   Ronaldo Reyes
                   Vice President

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608)

                                         IN TESTIMONY WHEREOF, I have hereunto
                                         subscribed my name and caused my seal
                                         of office to be affixed to these
                                         presents at the Treasury Department in
                                         the City of Washington and District of
                                         Columbia, the Monday, February 04, 2002

                                         /s/ John D. Hawke, Jr.
                                         Comptroller of the Currency

                            CERTIFICATE OF AMENDMENT
                                       OF
                             ARTICLES OF ASSOCIATION
                                       OF
                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

      I, David Abramson, certify that:

      1. I am the duly elected Secretary of Bankers Trust Company of California, N.A.

      2. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:

      RESOLVED, that Bankers Trust Holdings, Inc. the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Articles FIFTH of the Articles of Association of BTCal, to read as follows:

            The authorized amount of capital stock of this Association shall be 500,00 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United states.

Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:

                  The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                  No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time deterine and at such price as the Board of Directors may from time to time fix.

                  If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                  The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

            3. The foregoing amendment of the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

            4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

            IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 22nd day of January, 1992.

                                         /s/ David Abramson
                                             --------------
                                         David Abramson
                                         Secretary

                                         DATE ACCEPTED: February 10, 1992

                                                        /s/ John C. Beers
                                                            -------------
                                                    BY: John C. Beers
                                                    Acting Director for Analysis
                                                    Western District

                         BT TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION

            I, DAVID ABRAMSON, certify that:

            I am the duly constituted Secretary of BT Trust Company of California, National Association, and as such officer I am the official custodian of its records; and that the following is a true and correct copy of a resolution of the Association's Shareholders, and such resolution is now lawfully in force and effect:

            RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

            FIRST: The title of this Association shall be "Bankers Trust Company of California, National Association.

      And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

            RESOLVED, that the amendment of the title of the Association's By-Laws to read "Bankers Trust Company of California, National Association", is hereby approved.

      Dated: March 20, 1987

                                                        /s/ David Abramson
                                                            --------------
                                                        Secretary

                                    EXHIBIT A

                                                                Filed
                                                     Comptroller of The Currency
                                                           Northeastern District
                                                           Date FEB 13 1986

              BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION

      For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

            FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

            SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

            THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

            FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

            Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

            FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

            No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

            If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

            The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

            SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

            The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

            SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

            EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

            NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

            TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction,
(b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

            The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

            ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

            TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.

/s/ Peter E. Lengyel                                                   10/7/85
Peter E. Lengyel                                                       date

/s/ Harold K. Atkins                                                   10/7/85
Harold K. Atkins                                                       date

/s/ John L. Murphy                                                     10/7/85
John L. Murphy                                                         date

/s/ Allan C. Martin                                                    10/7/85
Allan C. Martin                                                        date

/s/ Rein Lumi                                                          10/7/85
Rein Lumi                                                              date

/s/ Gerard P. Hourihan                                                 10/7/85
Gerard P. Hourihan                                                     date

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                                           /s/ David Abramson
                                                                Notary Public

                                                               DAVID ABRAMSON
                                             Notary Public, State of New York
                                                               No. 60-0007785
                                            Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                                           /s/ David Abramson
                                                                Notary Public

                                                               DAVID ABRAMSON
                                             Notary Public, State of New York
                                                               No. 60-0007785
                                            Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                                           /s/ David Abramson
                                                                Notary Public

                                                               DAVID ABRAMSON
                                             Notary Public, State of New York
                                                               No. 60-0007785
                                            Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                                           /s/ David Abramson
                                                                Notary Public

                                                               DAVID ABRAMSON
                                             Notary Public, State of New York
                                                               No. 60-0007785
                                            Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                                           /s/ David Abramson
                                                                Notary Public

                                                               DAVID ABRAMSON
                                             Notary Public, State of New York
                                                               No. 60-0007785
                                            Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                                           /s/ David Abramson
                                                                Notary Public

                                                               DAVID ABRAMSON
                                             Notary Public, State of New York
                                                               No. 60-0007785
                                            Commission Expires March 30, 1987

                                    EXHIBIT B

Comptroller of the Currency
Administrator of National Banks

Attn:  Licensing Unit
50 Fremont Street, Suite 3900
San Francisco, CA 94105
(415) 545-5930, FAX (415) 442-5315

April 4, 2002

Sandra L. West
Assistant Secretary
C/o Deutsche Bank
31 West 52nd Street-M/S NYC09-0810
New York, NY 10019

Re:   Title Change
      Bankers Trust Company of California, N.A.
      Los Angeles, California
      Charter No. 18608

Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,

/s/ James A. Bundy
James A. Bundy
Licensing Manager

Enclosure

                      BANKERS TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION

      I, DAVID ABRAMSON, certify that:

      1. I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

      RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:

                  FIRST: The title of this Association shall be "Deutsche Bank National Trust Company."

      FURTHER RESOLVED, that the effective date of the amendment of the First Article of Association shall be April 15, 2002.

      2. The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:

      RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust Company" is hereby approved, effective April 15, 2002.

      3. The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.

      4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

      IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.

                                                        /s/ David Abramson
                                                            --------------
                                                        Secretary

State of New York )
                  ) ss.:
County of New York)

On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;

/s/ Sandra L. West
    --------------
Notary Public

                                 Sandra L. West
                        Notary Public, State of New York
                                 No. 01WE4942401
                          Qualified in New York County
                      Commission Expires September 19, 2002

Office of the Comptroller of the Currency
Accepted by: /s/ James A. Bundy
                 --------------
James A. Bundy, Licensing Manager
Date: 4/4/03

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. Effective April 15, 2002, the title of "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was changed to "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608).

                                         IN TESTIMONY WHEREOF, I have hereunto
                                         subscribed my name and caused my seal
                                         of office to be affixed to these
                                         presents at the Treasury Department, in
                                         the City of Washington and District of
                                         Columbia, this 17th day of May, 2002.

                                         /s/ John D. Hawke, Jr.
                                             ------------------

                                         Comptroller of the Currency

                                                 Deutsche Bank

Office of the Secretary         OCC              Bankers Trust Corporation
                            Mar 29 2002          31 West 52nd Street, NYC09-0810
Sandra L. West              Western District     New York, NY 10019
Assistant Secretary                              Tel 212 469-8174
                                                 Fax 646-324-9056

                                                 sandra.l.west@db.com

March 28, 2002

Mr. James A. Bundy, Licensing Manager
Office of the Comptroller of the Currency
Western District Office
50 Femont Street
Suite 3900
San Francisco, CA 94105-2292

Dear Mr. Bundy:

Re:   Bankers Trust Company of California, National Association (Charter No.
      18608)

Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

      From: Bankers Trust Company of California, National Association

      To: Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems

Mr. James A. Bundy
March 28, 2002
Page 2
it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

            c/o Deutsche Bank
            31 West 52nd Street - M/S NYC09-0810
            New York, NY 10019
            Phone: (212) 469-8174
            Fax: (646) 324-9056

                                                      Sincerely yours,

                                                      BANKERS TRUST CORPORATION

                                                     By: /s/ Sandra L. West
                                                             --------------
                                                             Sandra L. West
                                                             Assistant Secretary

enclosures

cc:   Joseph Marcy, OCC Lead Trust Examiner

      Foy B. Hester, Vice President and Controller
      Bankers Trust Company of California, N.A,

      David Abramson, Secretary and Counsel
      Bankers Trust Company of California, N.A.

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                       CERTIFICATE OF CORPORATE EXISTENCE

I, John C. Dugan, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this February 27, 2006.

            /s/ John C. Dugan
            Comptroller of the Currency

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                         Certificate of Fiduciary Powers

I, John C. Dugan, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.

            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this February 27, 2006.

                                                     /s/ John C. Dugan
                                                     Comptroller of the Currency

            BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
                                     BY-LAWS
                                    ARTICLE I

Meetings of Shareholders

      Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

      Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

      Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

      Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

      Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                   ARTICLE II
                                    Directors

      Section 2.1. Board of Directors. The board of directors (hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

      Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

      Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

      Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

      Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

      Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

      Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

                                   ARTICLE III

                             Committees of the Board

      Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

      In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

      Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

      Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV

                             Officers and Employees

      Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

      Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

      Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

      Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

      Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

      Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

                                    ARTICLE V

                                Trust Department

      Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

      Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

      Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

      Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

      Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

      Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

                                   ARTICLE VI

                           Stock and Stock Certificate

      Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

      Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                   ARTICLE VII

                                 Corporate Seal

      The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                  (Impression)
                                  (     of   )
                                  (    Seal  )

                                  ARTICLE VIII

                            Miscellaneous Provisions

      Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

      Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

      Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

                                   ARTICLE IX

                                     By-Laws

      Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

      Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by IndyMac Home Equity Mortgage Loan Asset-Backed Notes, Series 2006-H2, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

June 14, 2006

                  Deutsche Bank National Trust Co.
                  By: /s/ Ronaldo Reyes
                      -----------------
                  Ronaldo Reyes
                  Vice President

Institution Name;Deutsche Bank National Trust Company
Institution Address;300 SOUTH GRAND AVENUE,  41ST FLOOR
;LOS ANGELES;CA;90071

Certificate Number;26732

Selected Form;CALL 41
Selected Report Date;12/31/2005

                 SELECTED
SELECTED           MDRM     DENAME
DENAME            NUMBER     VALUE     FFIEC ITEM DESCRIPTION
                                       Schedule RC Balance Sheet
                                       ASSETS
                                       1. Cash and balances due from depository institutions (from Schedule RC A)
NONINTBAL        RCON0081   274        1.a. Noninterest bearing balances and currency and coin*
INTBAL           RCON0071   27500      1.b. Interest bearing balances**
                                       2. Securities:
SECURHTM         RCON1754   0          2.a. Held to maturity securities (from Schedule RC B, column A)
SECURAFS         RCON1773   83448      2.b. Available for sale securities (from Schedule RC B, column D)
FFSDOM1D         RCONB987   0          3.a. Federal funds sold in domestic offices
SPURDF           RCONB989   0          3.b. Securities purchased under agreements to resell***
                                       4. Loans and lease financing receivables (from Schedule RC C):
SALELNLSE        RCON5369   0          4.a. Loans and leases held for sale
LOANLSENUI       RCONB528   0          4.b. Loans and leases, net of unearned income
RESLOANS         RCON3123   0          4.c. LESS: Allowance for loan and lease losses
LOANLSENET       RCONB529   0          4.d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)
TRADEAST         RCON3545   0          5. Trading assets (from Schedule RC D)
BKPRMFF          RCON2145   5072       6. Premises and fixed assets (including capitalized leases)
RE               RCON2150   0          7. Other real estate owned (from Schedule RC M)
INVSUB           RCON2130   0          8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC M)
CUSLIAB          RCON2155   0          9. Customers liability to this bank on acceptances outstanding
                                       10. Intangible assets:
GOODWILL         RCON3163   0          10.a. Goodwill
OTHINGASET       RCON0426   0          10.b. Other intangible assets (from Schedule RC M)
OASSETS          RCON2160   33238      11. Other assets (from Schedule RC F)
ASSETS           RCON2170   149532     12. Total assets (sum of items 1 through 11)
                                       LIABILITIES
                                       13. Deposits:
DEPOSITS         RCON2200   0          13.a. In domestic offices (sum of totals of columns A and C from Schedule RC E, part I)
NONINTDEP        RCON6631   0          13.a.(1) Noninterest bearing****
INTBEARDEP       RCON6636   0          13.a.(2) Interest bearing
                                       Not applicable
                                       14. Federal funds purchased and securities sold under agreements to repurchase
FFPDOMO          RCONB993   0          14.a. Federal funds purchased in domestic offices*****
SSOLDDF          RCONB995   0          14.b. Securities sold under agreements to repurchase******
TRADELIAB        RCON3548   0          15. Trading liabilities (from Schedule RC D)
OTHBMONEY        RCON3190   0          16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)(from Schedule RC M)
                                       17. Not applicable
ACCEPTT          RCON2920   0          18.banks liability on acceptances executed and outstanding
SUBND            RCON3200   0          19. Subordinated notes and debentures*******
OLIAB            RCON2930   28585      20. Other liabilities (from Schedule RC G)
LIABIL           RCON2948   28585      21. Total liabilities (sum of items 13 through 20)
OLMINOR          RCON3000   0          22. Minority interest in consolidated subsidiaries
                                       EQUITY CAPITAL
PERPPFDSTK       RCON3838   0          23. Perpetual preferred stock and related surplus
COMPAR           RCON3230   50000      24. Common stock
SURPLUS          RCON3839   50000      25. Surplus (exclude all surplus related to preferred stock)
UNDIVDAGG        RCON3632   20971      26.a. Retained earnings
ACCOMINC         RCONB530   -24        26.b. Accumulated other comprehensive income********
OTHEQCAP         RCONA130   0          27. Other equity capital components*********
CAPITAL          RCON3210   120947     28. Total equity capital (sum of items 23 through 27)
TOTLICAP         RCON3300   149532     29. Total liabilities, minority interest, and equity capital (sum of items 21,22,and 28)
                                       Memorandum
                                       To be reported with the March Report of Condition.
AUDIT_C          RCON6724   0          M.1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2004
                                       1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
                                       2 = Independent audit of the banks parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a
                                       3 = Attestation on bank managements assertion on the effectiveness of the banks internal control over financial reporting by a certified public accounting firm
                                       4 = Directors examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
                                       5 = Directors examination of the bank performed by other external auditors (may be required by state chartering authority)
                                       6 = Review of the banks financial statements by external auditors
                                       7 = Compilation of the banks financial statements by external auditors
                                       8 = Other audit procedures (excluding tax preparation work)
                                       9 = No external audit work
                                       * Includes cash items in process of collection and unposted debits.
                                       ** Includes time certificates of deposit not held for trading.
                                       ***  Includes all securities resale agreements, regardless of maturity.
                                       ****  Includes total demand deposits and noninterest bearing time and savings deposits.





                                       ***** Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
                                       ****** Includes all securities repurchase, regardless of maturity.
                                       ******* Includes limited-life preferred stock and related surplus.
                                       ******** Includes net unrealized holding gains (losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
                                       ********* Includes treasury stock and unearned Employee Stock Ownership Plan shares.
                                       Schedule RC A Cash and Balances Due From Depository Institutions
                                       Schedule RC A is to be completed only by banks with $300 million or more in total assets.
                                       Exclude assets held for trading.
                                       Exclude assets held for trading.
                                       1. Cash items in process of collection, unposted debits, and currency and coin
CASHITM          RCON0020              1.a. Cash items in process of collection and unposted debits
COIN             RCON0080              1.b. Currency and coin
                                       2. Balances due from depository institutions in the U.S.
BALUSFOR         RCON0083              2.a. U.S. branches and agencies of foreign banks
BALUSUS          RCON0085              2. B. Other commercial banks in the U.S. and other depository institutions in the U.S.
                                       3. Balances due from banks in foreign countries and foreign central banks
BALFORUS         RCON0073              3.a. Foreign branches of other U.S. banks
BALFORNUS        RCON0074              3.b. Other banks in foreign countries and foreign central banks
FEDRES           RCON0090              4. Balances due from Federal Reserve Banks
TOTCASH          RCON0010   27774      5.Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)
                                       Schedule RC B Securities. Exclude assets held for trading.
USTRESHAM        RCON0211   0          1. U.S. Treasury securities ((Held to maturity) (Column A) Amortized Cost)
USTRESHFV        RCON0213   0          1. U.S. Treasury securities ((Held to maturity) (Column B) Fair Value)
USTRESAAM        RCON1286   18022      1. U.S. Treasury securities ((Available for sale) (Column C) Amortized Cost)
USTRESAFV        RCON1287   18018      1. U.S. Treasury securities ((Available for sale) (Column D) Fair Value)
                                       2. U.S. Government agency obligations (exclude mortgage backed securities):
ISSBYUSHAM       RCON1289   0          2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column A) Amortized Cost)
ISSBYUSHFV       RCON1290   0          2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column B) Fair Value)
ISSBYUSAAM       RCON1291   0          2.a. Issued by U.S. Government agencies* ((Available for sale) (Column C) Amortized Cost)
ISSBYUSAFV       RCON1293   0          2.a. Issued by U.S. Government agencies* ((Available for sale) (Column D) Fair Value)
ISSBYAGHAM       RCON1294   0          2.b. Issued by U.S. sponsored agencies** ((Held to maturity) (Column A) Amortized Cost)
ISSBYAGHFV       RCON1295   0          2.b. Issued by U.S. sponsored agencies** ((Held to maturity) (Column B) Fair Value)
ISSBYAGAAM       RCON1297   65051      2.b. Issued by U.S. sponsored agencies** ((Available for sale) (Column C) Amortized Cost)
ISSBYAGAFV       RCON1298   65013      2.b. Issued by U.S. sponsored agencies** ((Available for sale) (Column D) Fair Value)
SECSPSHAM        RCON8496   0          3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity)
                                       (Column A) Amortized Cost)
SECSPSHFV        RCON8497   0          3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity)
                                       (Column B) Fair Value)
SECSPSAAM        RCON8498   0          3. Securities issued by states and political subdivisions in the U.S. ((Available for sale)
                                       (Column C) Amortized Cost)
SECSPSAFV        RCON8499   0          3. Securities issued by states and political subdivisions in the U.S. ((Available for sale)
                                       (Column D) Fair Value)
                                       4. Mortgage backed securities (MBS):
                                       4.a. Pass-through securities:
PASSGTYHAM       RCON1698   0          4.a.(1) Guaranteed by GNMA. ((Held to maturity) (Column A) Amortized Cost)
PASSGTYHFV       RCON1699   0          4.a.(1) Guaranteed by GNMA. ((Held to maturity) (Column B) Fair Value)
PASSGTYAAM       RCON1701   0          4.a.(1) Guaranteed by GNMA. ((Available for sale) (Column C) Amortized Cost)
PASSGTYAFV       RCON1702   0          4.a.(1) Guaranteed by GNMA. ((Available for sale) (Column D) Fair Value) ((Available for sale) (Column D) Fair Value)
PASSISSHAM       RCON1703   0          4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column A) Amortized Cost)
PASSISSHFV       RCON1705   0          4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column B) Fair Value)
PASSISSAAM       RCON1706   0          4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column C) Amortized Cost)
PASSISSAFV       RCON1707   0          4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column D) Fair Value)
PASSPVTHAM       RCON1709   0          4.a.(3) Other pass-through securities ((Held to maturity) (Column A) Amortized Cost)
PASSPVTHFV       RCON1710   0          4.a.(3) Other pass-through securities ((Held to maturity) (Column B) Fair Value)
PASSPVTAAM       RCON1711   0          4.a.(3) Other pass-through securities ((Available for sale) (Column C) Amortized Cost)
PASSPVTAFV       RCON1713   0          4.a.(3) Other pass-through securities ((Available for sale) (Column D) Fair Value)
                                       4.b. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS)
CMOISSHAM        RCON1714   0          4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A)
                                       Amortized Cost)
CMOISSHFV        RCON1715   0          4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B)
                                       Fair Value)
CMOISSAAM        RCON1716   0          4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column C)
                                       Amortized Cost)
CMOISSAFV        RCON1717   0          4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column D)
                                       Fair Value)
CMOCOLHAM        RCON1718   0          4.b.(2) Collateralized by MBS issued or guaranteed by FNMA,FHLMC, or GNMA ((Held to maturity)
                                       (Column A) Amortized Cost)
CMOCOLHFV        RCON1719   0          4.b.(2) Collateralized by MBS issued or guaranteed by FNMA,FHLMC, or GNMA ((Held to maturity)
                                       (Column B) Fair Value)
CMOCOLAAM        RCON1731   0          4.b.(2) Collateralized by MBS issued or guaranteed by FNMA,FHLMC, or GNMA ((Available for sale) (Column C) Amortized Cost)
CMOCOLAFV        RCON1732   0          4.b.(2) Collateralized by MBS issued or guaranteed by FNMA,FHLMC, or GNMA ((Available for sale) (Column D) Fair Value)
CMOPVTHAM        RCON1733   0          4.b.(3) All other mortgage backed securities ((Held to maturity) (Column A) Amortized Cost)
CMOPVTHFV        RCON1734   0          4.b.(3) All other mortgage backed securities ((Held to maturity) (Column B) Fair Value)
CMOPVTAAM        RCON1735   0          4.b.(3) All other mortgage backed securities ((Available for sale) (Column C) Amortized Cost)
CMOPVTAFV        RCON1736   0          4.b.(3) All other mortgage backed securities ((Available for sale) (Column D) Fair Value)
                                       5. Asset backed securities (ABS):
CRCDRCVHAM       RCONB838   0          5.a. Credit card receivables ((Held to maturity) (Column A) Amortized Cost)
CRCDRCVHFV       RCONB839   0          5.a. Credit card receivables ((Held to maturity) (Column B) Fair Value)
CRCDRCVAAM       RCONB840   0          5.a. Credit card receivables ((Available for sale) (Column C) Amortized Cost)
CRCDRCVAFV       RCONB841   0          5.a. Credit card receivables ((Available for sale) (Column D) Fair Value)
HEQLHAM          RCONB842   0          5.b. Home equity lines ((Held to maturity) (Column A) Amortized Cost)
HEQLHFV          RCONB843   0          5.b. Home equity lines ((Held to maturity) (Column B) Fair Value)
HEQLAAM          RCONB844   0          5.b. Home equity lines ((Available for sale) (Column C) Amortized Cost)
HEQLAFV          RCONB845   0          5.b. Home equity lines ((Available for sale) (Column D) Fair Value)
AUTOLHAM         RCONB846   0          5.c. Automobile loans ((Held to maturity) (Column A) Amortized Cost)
AUTOLHFV         RCONB847   0          5.c. Automobile loans ((Held to maturity) (Column B) Fair Value)





AUTOLAAM         RCONB848   0          5.c. Automobile loans ((Available for sale) (Column C) Amortized Cost)
AUTOLAFV         RCONB849   0          5.c. Automobile loans ((Available for sale) (Column D) Fair Value)
CONSLNHAM        RCONB850   0          5.d. Other consumer loans ((Held to maturity) (Column A) Amortized Cost)
CONSLNHFV        RCONB851   0          5.d. Other consumer loans ((Held to maturity) (Column B) Fair Value)
CONSLNAAM        RCONB852   0          5.d. Other consumer loans ((Available for sale) (Column C) Amortized Cost)
CONSLNAFV        RCONB853   0          5.d. Other consumer loans ((Available for sale) (Column D) Fair Value)
CIABSHAM         RCONB854   0          5.e. Commercial and industrial loans ((Held to maturity) (Column A) Amortized Cost)
CIABSHFV         RCONB855   0          5.e. Commercial and industrial loans ((Held to maturity) (Column B) Fair Value)
CIABSAAM         RCONB856   0          5.e. Commercial and industrial loans ((Available for sale) (Column C) Amortized Cost)
CIABSAFV         RCONB857   0          5.e. Commercial and industrial loans ((Available for sale) (Column D) Fair Value)
OTHABSHAM        RCONB858   0          5.f. Other ((Held to maturity) (Column A) Amortized Cost)
OTHABSHFV        RCONB859   0          5.f. Other ((Held to maturity) (Column B) Fair Value)
OTHABSAAM        RCONB860   0          5.f. Other ((Available for sale) (Column C) Amortized Cost)
OTHABSAFV        RCONB861   0          5.f. Other ((Available for sale) (Column D) Fair Value)
                                       6. Other debt securities:
ODOMDBTHAM       RCON1737   0          6.a. Other domestic debt securities ((Held to maturity) (Column A) Amortized Cost)
ODOMDBTHFV       RCON1738   0          6.a. Other domestic debt securities ((Held to maturity) (Column B) Fair Value)
ODOMDBTAAM       RCON1739   0          6.a. Other domestic debt securities ((Available for sale) (Column C) Amortized Cost)
ODOMDBTAFV       RCON1741   0          6.a. Other domestic debt securities ((Available for sale) (Column D) Fair Value)
FORDBTHAM        RCON1742   0          6.b. Foreign debt securities ((Held to maturity) (Column A) Amortized Cost)
FORDBTHFV        RCON1743   0          6.b. Foreign debt securities ((Held to maturity) (Column B) Fair Value)
FORDBTAAM        RCON1744   0          6.b. Foreign debt securities ((Available for sale) (Column C) Amortized Cost)
FORDBTAFV        RCON1746   0          6.b. Foreign debt securities ((Available for sale) (Column D) Fair Value)
EQFVMUTAAM       RCONA510   417        7. Investments in mutual funds and other equity securities with readily determinable fair values.*** ((Available for sale) (Column C) Amortized Cost) ((Available for sale)
EQFVMUTAFV       RCONA511   417        7. Investments in mutual funds and other equity securities with readily determinable fair values.***((Available for sale) (Column D) Fair Value) ((Available for sale)
TOTHTMAMRT       RCON1754   0          8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                       (total of column D must equal Schedule RC, item 2.b) ((Held to maturity)
TOTHTMFVAL       RCON1771   0          8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                       (total of column D must equal Schedule RC, item 2.b) ((Held to maturity) (Column B)
TOTAFSAMRT       RCON1772   83490      8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                       (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column C)
TOTAFSFVAL       RCON1773   83448      8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                       (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column D)
                                       Memoranda
SECPLEDGED       RCON0416   600        1. Pledged securities****
                                       2. Maturity and repricing data for debt securities****,***** (excluding those in nonaccrual status)
                                       2.a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S., other non mortgage debt securities, and mortgage pass through:******,*******
NMTGDBT3LES      RCONA549   32320      2.a.(1) Three months or less
NMTGDBT3_12      RCONA550   44732      2.a.(2) Over three months through 12 months
NMTGDBT1_3       RCONA551   5978       2.a.(3) Over one year through three years
NMTGDBT3_5       RCONA552   0          2.a.(4) Over three years through five years
NMTGDBT5_15      RCONA553   0          2.a.(5) Over five years through 15 years.
NMTGDBTOV15      RCONA554   0          2.a.(6) Over 15 years
                                       2.b. Mortgage pass through securities backed by closed end first lien 1 to 4 family residential mortgages with a remaining maturity or next repricing date of:******,********
MTGPASS3LES      RCONA555   0          2.b.(1) Three months or less
MTGPASS3_12      RCONA556   0          2.b.(2) Over three months through 12 months
MTGPASS1_3       RCONA557   0          2.b.(3) Over one year through three years
MTGPASS3_5       RCONA558   0          2.b.(4) Over three years through five years
MTGPASS5_15      RCONA559   0          2.b.(5) Over five years through 15 years
MTGPASSOV15      RCONA560   0          2.b.(6) Over 15 years
                                       2.c. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS, exclude mortgage pass through securities) with an expected average life of:*********
OTHMBS3LES       RCONA561   0          2.c.(1) Three years or less
OTHMBSOVR3       RCONA562   0          2.c.(2) Over three years
DBTSECLT1        RCONA248   77052      2.d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)
AMRTRANSEC       RCON1778   0          3. Amortized cost of held to maturity securities sold or transferred to available for sale or trading securities during the calendar year to date (report the amortized cost at
                                       4. Structured notes (included in the held to maturity and available for sale accounts in
                                       Schedule RC B, items 2,3,5,and 6)
STRUNOTEAM       RCON8782   0          4.a. Amortized cost
STRUNOTEFV       RCON8783   0          4.b. Fair value
                                       * Includes Small Business Administration Guaranteed Loan Pool Certificates, U.S. Maritime
                                       Administration obligations, and Export Import Bank participation certificates.
                                       ** Includes obligations (other than mortgage backed securities) issued by the Farm Credit
                                       System, the Federal Home Loan banks system, the Federal Home Loan Mortgage Corporation,
                                       *** Report Federal Reserve stock, Federal Home Loan banks tock, and bankers banks tock in
                                       Schedule RC F, item 4.
                                       **** Includes held to maturity securities at amortized cost and available for sale securities at fair value.
                                       ***** Exclude investments in mutual funds and other equity securities with readily determinable fair values.
                                       ****** Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
                                       ******* Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in
                                       Schedule RC N,
                                       ******** Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass through securities backed by closed end first lien 1 to 4 family residential mortgages included in Schedule RC N,
                                       ********* Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual Other mortgage backed securities included in Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.b,
                                       Schedule RC C Loans and Lease Financing Receivables
                                       Part I. Loans and Leases
                                       1. Loans secured by real estate.





RECONS           RCON1415   0          1.a. Construction, land development, and other land loans ((Column B) To Be Complete by All
                                       Banks)
REFARM           RCON1420   0          1.b. Secured by farmland (including farm residential and other improvements) ((Column B) To
                                       Be Complete by All Banks)
                                       1.c. Secured by 1 to 4 family residential properties:
RELINEOFCR       RCON1797   0          1.c.(1) Revolving, open end loans secured by 1 4 family residential properties and extended under lines of credit ((Column B) To Be Complete by All Banks)
                                       1.c.(2) Closed end loans secured by 1 to 4 family residential properties:
REFAMFSTLN       RCON5367   0          1.c.2.(a) Secured by first liens ((Column B) To Be Complete by All Banks)
REFAMJRLN        RCON5368   0          1.c.2.(b) Secured by junior liens ((Column B) To Be Complete by All Banks)
REMLTAGG         RCON1460   0          1.d. Secured by multifamily (5 or more) residential properties ((Column B) To Be Complete by
                                       All Banks)
RENONFARM        RCON1480   0          1.e. Secured by nonfarm nonresidential properties ((Column B) To Be Complete by All Banks)
FNCOMACC         RCON1288   0          2. Loans to depository institutions and acceptances of other banks ((Column B) To Be
                                       Complete by All Banks)
                                       2.a. To commercial banks in the U.S.: ((Column B) To Be Complete by All Banks)
COMUSBAF         RCONB532              2.a.(1) To U.S. branches and agencies of foreign banks ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
COMUSOCUS        RCONB533              2.a.(2) To other commercial banks in the U.S. ((Column A) To Be Completed by Banks with $300
                                       Million or More in Total Assets*)
OTHDIUS          RCONB534              2.b. To other depository institutions in the U.S. ((Column A) To Be Completed by Banks with
                                       $300 Million or More in Total Assets*)
                                       2.c. To banks in foreign countries
FORBRUS          RCONB536              2.c.(1) To foreign branches of other U.S. banks ((Column A) To Be Completed by Banks with
                                       $300 Million or More in Total Assets*)
FOROFOR          RCONB537              2.c.(2) To other banks in foreign countries ((Column A) To Be Completed by Banks with $300
                                       Million or More in Total Assets*)
FARM             RCON1590   0          3. Loans to finance agricultural production and other loans to farmers ((Column B) To Be
                                       Complete by All Banks)
CILOANS          RCON1766   0          4. Commercial and industrial loans ((Column B) To Be Complete by All Banks)
CILNSUS          RCON1763              4.a. To U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or
                                       More in Total Assets*)
CILNSNUS         RCON1764              4.b. To non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
                                       5. Not applicable
                                       6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
LINDCRCD         RCONB538   0          6.a. Credit cards ((Column B) To Be Complete by All Banks)
LINDRECV         RCONB539   0          6.b. Other revolving credit plans ((Column B) To Be Complete by All Banks)
OTHERLNIND       RCON2011   0          6.c. Other consumer loans (includes single payment, installment, and all student loans)
                                       ((Column B) To Be Complete by All Banks)
OLOANSFG         RCON2081   0          7. Loans to foreign governments and official institutions (including foreign central banks)
                                       ((Column B) To Be Complete by All Banks)
STPOLLOANS       RCON2107   0          8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. ((Column B) To Be Complete by All Banks)
OLOANSAGG        RCON1563   0          9. Other loans ((Column B) To Be Complete by All Banks)
SECLOANAGG       RCON1545              9.a. Loans for purchasing or carrying securities (secured and unsecured) ((Column A) To Be
                                       Completed by Banks with $300 Million or More in Total Assets*)
OLOANSOTH        RCON1564              9.b. All other loans (exclude consumer loans) ((Column A) To Be Completed by Banks with $300
                                       Million or More in Total Assets*)
DIRLSFIN         RCON2165   0          10. Lease financing receivables (net of unearned income) ((Column B) To Be Complete by
                                       All Banks)
LEASEUS          RCON2182              10.a. Of U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
LEASENONUS       RCON2183              10.b. Of non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300
                                       Million or More in Total Assets*)
UNINC            RCON2123   0          11. LESS: Any unearned income on loans reflected in items 1 9 above ((Column B) To Be
                                       Complete by All Banks)
TOTLNSLSE        RCON2122   0          12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)
                                       (must equal Schedule RC, sum of items 4.a and 4.b) ((Column B) To Be Complete by All Banks)
                                       Memoranda
RESTRLOANS       RCON1616   0          M.1. Loans and leases restructured and in compliance with modified terms (included in
                                       Schedule RC C, part I, above and not reported as past due or nonaccrual in Schedule RC
                                       M.2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
                                       M.2.a. Closed end loans secured by first liens on 1 to 4 family residential properties
                                       (reported in Schedule RC C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next**,***
LNFSTLN3LES      RCONA564   0          M.2.a.(1) Three months or less
LNFSTLN3_12      RCONA565   0          M.2.a.(2) Over three months through 12 months
LNFSTLN1_3       RCONA566   0          M.2.a.(3) Over one year through three years
LNFSTLN3_5       RCONA567   0          M.2.a.(4) Over three years through five years
LNFSTLN5_15      RCONA568   0          M.2.a.(5) Over five years through 15 years.
LNFSTLNOV15      RCONA569   0          M.2.a.(6) Over 15 years
                                       M.2.b. All loans and leases (reported in Schedule RC C, part I, items 1 through 10, column
                                       B, above) EXCLUDING closed end loans secured by first liens on 1 to 4 family residential properties:**, ****
LNLSOTH3LES      RCONA570   0          M.2.b.(1) Three months or less
LNLSOTH3_12      RCONA571   0          M.2.b.(2) Over three months through 12 months
LNLSOTH1_3       RCONA572   0          M.2.b.(3) Over one year through three years
LNLSOTH3_5       RCONA573   0          M.2.b.(4) Over three years through five years
LNLSOTH5_15      RCONA574   0          M.2.b.(5) Over five years through 15 years.
LNLSOTHOV15      RCONA575   0          M.2.b.(6) Over 15 years
LNLSLT1          RCONA247   0          M.2.c. Loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)
RECONSTRLN       RCON2746   0          M.3. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RC C, part I, items 4 and 9, column B*****
ADJLNFSTLN       RCON5370   0          M.4. Adjustable rate closed end loans secured by first liens on 1 to 4 family residential properties (included in Schedule RC C, part I, item 1.c.(2)(a), column B)
LNSRENUS         RCONB837              M.5. To be completed by banks with $300 million or more in total assets:* Loans secured by real estate to non U.S. addressees (domicile) included in Schedule RC C, part I,
OUTSCCF          RCONC391   0          M.6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A





                                       Memorandum item 7 is to be completed by all banks.
                                       M.7. Purchased impaired loans held for investment accounted for in accordance with AICPA
                                       Statement of Position 03-3 (exclude loans held for sale):
CALLC779         RCONC779   0          M.7.a. Outstanding balance
CALLC780         RCONC780   0          M.7.b. Carrying amount included in Schedule RC-C, part I, items 1 through 9
                                       Part II. Loans to Small Businesses and Small Farms
                                       Schedule RC C, Part II is to be reported only with the June Report of Condition.
                                       Report the number and amount currently outstanding as of June 30 of business loans with original amounts of $1,000,000 or less and farm loans with original amounts of
                                       $500,000 or less.
                                       Loans to Small Businesses
BUSLNSIND        RCON6999              1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks Loans secured by nonfarm nonresidential properties
                                       If YES, complete items 2.a and 2.b below, skip items 3 and 4,and go to item 5.
                                       If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b,complete items 3 and 4 below, and go to item 5.
                                       If NO and your bank has no loans outstanding in both loan categories, skip items 2 through
                                       4,and go to item 5.
                                       2. Report the total number of loans currently outstanding for each of the following Schedule
                                       RC C, part I, loan categories:
NONFARMNUM       RCON5562              2.a. Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (Note: Item 1.e divided by the number of loans should NOT exceed $100,000.)
CILNSUSNUM       RCON5563              2.b. Commercial and industrial loans reported in Schedule RC C, part I, item 4.6 (Note:
                                       Item 4,6 divided by the number of loans should NOT exceed $100,000.)
                                       3. Number and amount currently outstanding of Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (sum of items 3.a through 3.c must be less than:
NFRM100NUM       RCON5564              3.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
NONFARM100       RCON5565              3.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
NFRM250NUM       RCON5566              3.b. With original amounts of more than $100,000 through $250,000 ((Column A)
                                       Number of Loans)
NONFARM250       RCON5567              3.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                       Currently Outstanding)
NFRM1MNUM        RCON5568              3.c. With original amounts of more than $250,000 through $1,000,000 ((Column A)
                                       Number of Loans)
NONFRM1M         RCON5569              3.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount
                                       Currently Outstanding)
                                       4. Number and amount currently outstanding of Commercial and industrial loans reported in Schedule RC C, part I, item 46 (sum of items 4.a through 4.c must be less than or equal to:
CIUS100NUM       RCON5570              4.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
CILNUS100        RCON5571              4.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
CIUS250NUM       RCON5572              4.b. With original amounts of more than $100,000 through $250,000 ((Column A)
                                       Number of Loans)
CILNUS250        RCON5573              4.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                       Currently Outstanding)
CIUS1MNUM        RCON5574              4.c. With original amounts of more than $250,000 through $1,000,000 ((Column A)
                                       Number of Loans)
CILNUS1M         RCON5575              4.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount
                                       Currently Outstanding)
                                       Agricultural Loans to Small Farms
FARMLNIND        RCON6860   0          5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks Loans secured by farmland
                                       If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
                                       If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
                                       If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.
                                       6. Report the total number of loans currently outstanding for each of the following
                                       Schedule RC C, part I, loan categories:
REFARMNUM        RCON5576              6.a. Loans secured by farmland (including farm residential and other improvements)
                                       reported in Schedule RC C, part I, item 1.b, (Note: Item 1.b divided by the number of loans
FARMNUM          RCON5577              6.b. Loans to finance agricultural production and other loans to farmers reported in
                                       Schedule RC C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed
                                       $100,000.)
                                       7. Number and amount currently outstanding of Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b:
REFRM100NM       RCON5578              7.a. With original amounts of $100,000 or less (Column A) Number of Loans ((Column A)
                                       Number of Loans)
REFRMLN100       RCON5579              7.a. With original amounts of $100,000 or less (Column B) Amount Currently Outstanding
                                       ((Column B) Amount Currently Outstanding)
REFRM250NM       RCON5580              7.b. With original amounts of more than $100,000 through $250,000 ((Column A)
                                       Number of Loans)
REFRMLN250       RCON5581              7.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                       Currently Outstanding)
REFRM500NM       RCON5582              7.c. With original amounts of more than $250,000 through $500,000 ((Column A)
                                       Number of Loans)
REFRMLN500       RCON5583              7.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount
                                       Currently Outstanding)
                                       8. Number and amount currently outstanding of Loans to finance agricultural production and other loans to farmers reported in Schedule RC C, part I, item 3 (sum of items 8.a through 8.c):
AG100NUM         RCON5584              8.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
AGLN100          RCON5585              8.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
AG250NUM         RCON5586              8.b. With original amounts of more than $100,000 through $250,000 ((Column A)
                                       Number of Loans)
AGLN250          RCON5587              8.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                       Currently Outstanding)
AG500NUM         RCON5588              8.c. With original amounts of more than $250,000 through $500,000 ((Column A)
                                       Number of Loans)
AGLN500          RCON5589              8.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount
                                       Currently Outstanding)





                                       * The $300 million asset size test is generally based on the total assets reported on the June 30, 2004, Report of Condition.
                                       ** Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
                                       *** Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed end loans secured by first liens on 1 to 4 family residential properties included in
                                       Schedule RC N,
                                       **** Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC N, sum of items 1 through 8, column C, minus nonaccrual closed end loans
                                       ***** Exclude loans secured by real estate that are included in Schedule RC C, part I, items 1.a through 1.e, column B.
                                       Schedule RC D Trading Assets and Liabilities
                                       Schedule RC D is to be completed by banks that reported average trading assets (Schedule
                                       RC K, item 7) of $2 million or more for any quarter of the preceding year.
                                       ASSETS
TAUSTRES         RCON3531   0          1. U.S. Treasury securities
TAGENCYOBL       RCON3532   0          2. U.S. Government agency obligations in domestic offices (exclude mortgage backed securities)
TASECSTPOL       RCON3533   0          3. Securities issued by states and political subdivisions in the U.S.
                                       4. Mortgage backed securities (MBS):
TAPASSFNMA       RCON3534   0          4.a. Pass through securities issued or guaranteed by FNMA,FHLMC,or GNMA
TACMOFNMA        RCON3535   0          4.b. Other mortgage backed securities issued or guaranteed by FNMA,FHLMC,or GNMA (include
                                       CMOs,REMICs,and stripped MBS)
TAOMRTGSEC       RCON3536   0          4.c. All other mortgage backed securities
TAOTHDBTSE       RCON3537   0          5. Other debt securities
                                       6. 8. Not applicable
TAOTHER          RCON3541   0          9. Other trading assets
                                       10. Not applicable
D_TAREVALGNS     RCON3543              11. Derivatives with a positive fair value:
TOTRADEAST       RCON3545   0          12. Total trading assets (sum of items 1 through 11)(must equal Schedule RC, item 5)
                                       LIABILITIES
TLSHORTPOS       RCON3546   0          13. Liability for short positions
TLREVALOSS       RCON3547   0          14. Derivatives with a negative fair value:
TOTRADELIA       RCON3548   0          15. Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC, item 15)
                                       Schedule RC E Deposit Liabilities
                                       Deposits of:
TRANSIPCCK       RCONB549   0          1. Individuals, partnerships, and corporations (include all certified and official checks)
                                       (Transaction Accounts ((Column A) Total transaction accounts))
NTRXIPCCK        RCONB550   0          1. Individuals, partnerships, and corporations (include all certified and official checks)
                                       ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSUSGOV       RCON2202   0          2. U.S. Government (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits)))
NONTRANUS        RCON2520   0          2. U.S. Government ( Nontransaction Accounts (Column C) Total nontransaction accounts
                                       (including MMDAs))
TRANSSTPOL       RCON2203   0          3. States and political subdivisions in the U.S. (Transaction Accounts ((Column A) Total
                                       transaction accounts (including total demand deposits)))
NONTRANST        RCON2530   0          3. States and political subdivisions in the U.S. ( Nontransaction Accounts (Column C) Total
                                       nontransaction accounts (including MMDAs))
TRANSCBDEP       RCONB551   0          4. Commercial banks and other depository institutions in the U.S. (Transaction Accounts
                                       ((Column A) Total transaction accounts (including total demand deposits)))
NTRXCBDEP        RCONB552   0          4. Commercial banks and other depository institutions in the U.S. ( Nontransaction Accounts
                                       (Column C) Total nontransaction accounts (including MMDAs))
TRANSFORBK       RCON2213   0          5. Banks in foreign countries (Transaction Accounts ((Column A) Total transaction accounts
                                       (including total demand deposits)))
NONTRANFOR       RCON2236   0          5. Banks in foreign countries ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSFORG        RCON2216   0          6. Foreign governments and official institutions (including foreign central banks)
                                       (Transaction Accounts ((Column A) Total transaction accounts))
NONTRXFORG       RCON2377   0          6. Foreign governments and official institutions (including foreign central banks)
                                       ( Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TOTTRANDEP       RCON2215   0          7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Transaction Accounts ((Column A) Total transaction accounts ))
DEMAND           RCON2210   0          7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) ((Column B) Memo: Total demand deposits (included in Column A))
TOTNONTRDP       RCON2385   0          7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Nontransaction Accounts (Column C) Total nontransaction accounts
                                       (including MMDAs))
                                       Memoranda
                                       M.1. Selected components of total deposits (i.e., sum of item 7,columns A and C)
IRAKEOGH         RCON6835   0          M.1.a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts
BROKERDEP        RCON2365   0          M.1.b. Total brokered deposits
                                       M.1.c. Fully insured brokered deposits (included in Memorandum item 1.b above):
BROKRLT100       RCON2343   0          M.1.c.(1) Issued in denominations of less than $100,000
BROKR100         RCON2344   0          M.1.c.(2) Issued either in denominations of $100,000 or in denominations greater than
                                       $100,000 and participated out by the broker in shares of $100,000 or less
                                       M.1.d. Maturity data for brokered deposits:
BKRLT100LT1      RCONA243   0          M.1.d.(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)
BKRGT100LT1      RCONA244   0          M.1.d.(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)
PREFERDEP        RCON5590   0          M.1.e. Preferred deposits (uninsured deposits of states and political subdivisions in the
                                       U.S. reported in item 3 above which are secured or collateralized as required under state law)
                                       M.2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7,column C above):
                                       M.2.a. Savings deposits:
MMDA             RCON6810   0          M.2.a.(1) Money market deposit accounts (MMDAs)
OTHSAVDEP        RCON0352   0          M.2.a.(2) Other savings deposits (excludes MMDAs)
TMUNDER100       RCON6648   0          M.2.b. Total time deposits of less than $100,000
TMDEPGT100       RCON2604   0          M.2.c. Total time deposits of $100,000 or more
                                       3. Maturity and repricing data for time deposits of less than $100,000:





                                       3.a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:*,**
TMLT1003LES      RCONA579   0          3.a.(1) Three months or less
TMLT1003_12      RCONA580   0          3.a.(2) Over three months through 12 months
TMLT1001_3       RCONA581   0          3.a.(3) Over one year through three years
TMLT100OV3       RCONA582   0          3.a.(4) Over three years
TMLT100LT1       RCONA241   0          3.b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less
                                       (included in Memorandum items 3.a.(1) through 3.a.(2) above)***
                                       4. Maturity and repricing data for time deposits of $100,000 or more:
                                       4.a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:*,****
TMGT1003LES      RCONA584   0          4.a.(1) Three months or less
TMGT1003_12      RCONA585   0          4.a.(2) Over three months through 12 months
TMGT1001_3       RCONA586   0          4.a.(3) Over one year through three years
TMGT100OV3       RCONA587   0          4.a.(4) Over three years
TMGT100LT1       RCONA242   0          4.b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
                                       (included in Memorandum items 4.a.(1) through 4.a.(2) above)***
                                       * Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
                                       ** Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC E, Memorandum item 2.b.
                                       *** Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of.
                                       **** Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC E,
                                       Memorandum item 2.c.
                                       Schedule RC F Other Assets
OAACIRECV        RCONB556   10         1. Accrued interest receivable*
OADEFTAX         RCON2148   2797       2. Net deferred tax assets**
                                       3. Interest only strips receivable (not in the form of a security)*** on:
MRTGINTSTRP      RCONA519   0          3.a. Mortgage loans
OTHASTISTRP      RCONA520   0          3.b. Other financial assets
OTEQSECAAM       RCON1752   3000       4. Equity securities that do not have readily determinable fair values****
OAOTH            RCON2168   27431      5. All other assets (itemize and describe amounts greater than 25,000 that exceed
                                       25% of this item)
PRPDEXP          RCON2166   0          5.a. Prepaid expenses
LIFINSCSV        RCONC009   0          5.b. Cash surrender value of life insurance
PROPREPO         RCON1578   0          5.c. Repossessed personal property (including vehicles)
DERIVPFV         RCONC010   0          5.d. Derivatives with a positive fair value held for purposes other than trading
RTINTSCC         RCONC436   0          5.e. Retained interests in accrued interest receivable related to securitized credit cards
OAOTHA           RCON3549   8747       5.f (TEXT 3549)
OAOTHB           RCON3550   18684      5.g.(TEXT 3550)
OAOTHC           RCON3551   0          5.h.(TEXT 3551)
TOTOA            RCON2160   33238      6. Total (sum of items 1 through 5)(must equal Schedule RC, item 11)
                                       * Includes accrued interest receivable on loans, leases, debt securities, and other interest bearing assets.
                                       ** See discussion of deferred income taxes in Glossary entry on income taxes.
                                       *** Report interest only strips receivable in the form of a security as available for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
                                       **** Includes Federal Reserve stock, Federal Home Loan banks tock, and bankers banks tock.
                                       ***** For savings banks, include dividends accrued and unpaid on deposits.
                                       Schedule RC G Other Liabilities
OLACCDEP         RCON3645   0          1.a. Interest accrued and unpaid on deposits*
OLACCEXP         RCON3646   19168      1.b. Other expenses accrued and unpaid (includes accrued income taxes payable)
OLDEFTAX         RCON3049   0          2. Net deferred tax liabilities**
OLALLOBX         RCONB557   0          3. Allowance for credit losses on off balance sheet credit exposures
OLOTH            RCON2938   9417       4. All other liabilities (itemize and describe amounts greater than 25,000 that exceed 25%
                                       of this item)
ACTPAYBL         RCON3066   0          4.a. Accounts payable
DEFCOMPL         RCONC011   0          4.b. Deferred compensation liabilities
DIVDNYP          RCON2932   0          4.c. Dividends declared but not yet payable
DERIVNFV         RCONC012   0          4.d. Derivatives with a negative fair value held for purposes other than trading
OLOTHA           RCON3552   9275       4.e.(TEXT 3552)
OLOTHB           RCON3553   0          4.f.(TEXT 3553)
OLOTHC           RCON3554   0          4.g.(TEXT 3554)
TOTOL            RCON2930   28585      5. Total (sum of items 1 through 4)(sum must equal Schedule RC, item 20)
                                       * For savings banks, include dividends accrued and unpaid on deposits.
                                       ** See discussion of deferred income taxes in Glossary entry on income taxes.
                                       Schedule RC K Quarterly Averages*
                                       ASSETS
AVGINTBAL        RCON3381   41289      1. Interest bearing balances due from depository institutions
AVGUSGXM         RCONB558   82666      2 U.S. Treasury securities and U.S. Government agency obligations**(excluding mortgage backed securities)
AVGMORTBS        RCONB559   0          3 Mortgage backed securities**
AVOSECTS         RCONB560   365        4. All other securities **,***(includes securities issued by states and political subdivisions in the U.S.)
AVGFFSOLD        RCON3365   0          5. Federal funds sold and securities purchased under agreements to resell
                                       6. Loans:
AVLOANS          RCON3360   0          6.a. Total loans The following four loan items are to be completed by banks with $25 million or more in total assets:****
AVGSECBYRE       RCON3385   0          6.b. Loans secured by real estate
AVGCILOANS       RCON3387   0          6.c. Commercial and industrial loans
                                       6.d. Loans to individuals for household, family, and other personal expenditures:
AVGINDCRCD       RCONB561   0          6.d.(1) Credit cards
AVGINDREVC       RCONB562   0          6.d.(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
AVGTRADE         RCON3401   0          7. To be completed by banks with $100 million or more in total assets:****Trading assets
AVDIRLSFIN       RCON3484   0          8. Lease financing receivables (net of unearned income)
AVGASSETS        RCON3368   150446     9. Total assets*****
                                       LIABILITIES
AVTRANSDEP       RCON3485   0          10. Interest bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)(exclude demand deposits)
                                       11. Nontransaction accounts:
AVGSAVD          RCONB563   0          11.a. Savings deposits (includes MMDAs)
AVGTMEGT100      RCONA514   0          11.b. Time deposits of $100,000 or more
AVGTMELT100      RCONA529   0          11.c. Time deposits of less than $100,000
AVFFPUR          RCON3353   0          12. Federal funds purchased and securities sold under agreements to repurchase
AVOLIBOR         RCON3355   0          13. To be completed by banks with $100 million or more in total assets:**** Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)
                                       Memorandum
AVGFARMLNS       RCON3386              M.1. Memorandum item 1 is to be completed by:**** banks with $300 million or more in total assets, and banks with $25 million or more in total assets, but less than
                                       * For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
                                       ** Quarterly averages for all debt securities should be based on amortized cost.
                                       *** Quarterly averages for all equity securities should be based on historical cost.
                                       **** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
                                       ***** The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the.
                                       Schedule RC L Derivatives and Off Balance Sheet Items
                                       Please read carefully the instructions for the preparation of Schedule RC L. Some of the amounts reported in Schedule RC L are regarded as volume indicators and not necessarily as measures of risk.
                                       1. Unused commitments:
UNCMMTEQLN       RCON3814   0          1.a. Revolving,open end lines secured by 1 to 4 family residential properties, e.g., home equity lines
UNCMMTCRCD       RCON3815   0          1.b. Credit card lines
UNCMTRECON       RCON3816   0          1.c.(1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate
UNCMTUNSEC       RCON6550   0          1.c.(2)  Commitments to fund commercial real estate, construction, and land development loans NOT secured by real estate
UNCMMTSEC        RCON3817   0          1.d. Securities underwriting
UNOTHCMMT        RCON3818   0          1.e. Other unused commitments
FINSTDBY         RCON3819   0          2. Financial standby letters of credit
FINCONVEY        RCON3820   0          2.a. Amount of financial standby letters of credit conveyed to others
PERFSTDBY        RCON3821   0          3. Performance standby letters of credit
PERFCONVEY       RCON3822   0          3.a. Amount of performance standby letters of credit conveyed to others
LETTERCRDT       RCON3411   0          4. Commercial and similar letters of credit
PARTCONVEY       RCON3428   0          5. To be completed by banks with $100 million or more in total assets:* Participations in acceptances (as described in the instructions) conveyed to others by the reporting bank
SECLENT          RCON3433   0          6. Securities lent (including customers securities lent where the customer is indemnified against loss by the reporting bank)
                                       7. Notional amount of credit derivatives:
CRDERGTY         RCONA534   0          7.a. Credit derivatives on which the reporting bank is the guarantor
CRDERGPOS        RCONC219   0          7.a.(1) Gross positive fair value
CRDERGNEG        RCONC220   0          7.a.(2) Gross negative fair value
CRDERBNFTR       RCONA535   0          7.b. Credit derivatives on which the reporting bank is the beneficiary
CRDERBPOS        RCONC221   0          7.b.(1) Gross positive fair value
CRDERBNEG        RCONC222   0          7.b.(2) Gross negative fair value
SPOTFGNEX        RCON8765   0          8. Spot foreign exchange contracts
OTHCOMMIT        RCON3430   0          9. All other off balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)
SECBORROW        RCON3432   0          9.a. Securities borrowed
WHENISSPUR       RCON3434   0          9.b. Commitments to purchase when issued securities
OTHCOMMITA       RCON3555   0          9.c. (TEXT 3555)
OTHCOMMITB       RCON3556   0          9.d. (TEXT 3556)
OTHCOMMITC       RCON3557   0          9.e. (TEXT 3557)
OTHOFFAST        RCON5591   0          10. All other off balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)
WHENISSSEL       RCON3435   0          10.a. Commitments to sell when issued securities
OTHOBSASTA       RCON5592   0          10.b. (TEXT 5592)
OTHOBSASTB       RCON5593   0          10.c. (TEXT 5593)
OTHOBSASTC       RCON5594   0          10.d. (TEXT 5594)
OTHOBSASTD       RCON5595   0          10.e. (TEXT 5595)
                                       11. Year-to-date merchant credit card sales volume:
MCRCDACQ         RCONC223   0          11.a. Sales for which the reporting bank is the acquiring bank
MCRCDWRISK       RCONC224   0          11.b. Sales for which the reporting bank is the agent bank with risk
                                       12. Gross amounts (e.g., notional amounts) (for each column, sum of items 11.a through
                                       11.e must equal sum of items 12 and 13):
INTRTEFUT        RCON8693   0          12.a. Futures contracts ((Column A) Interest Rate Contracts)
FGNEXFUT         RCON8694   0          12.a. Futures contracts ((Column B) Foreign Exchange Contracts)
EQDERFUT         RCON8695   0          12.a. Futures contracts ((Column C) Equity Derivative Contracts)
CMDTYFUT         RCON8696   0          12.a. Futures contracts ((Column D) Commodity and Other Contracts)
INTRTEFOR        RCON8697   0          12.b. Forward contracts ((Column A) Interest Rate Contracts)
FGNEXFOR         RCON8698   0          12.b. Forward contracts ((Column B) Foreign Exchange Contracts)
EQDERFOR         RCON8699   0          12.b. Forward contracts ((Column C) Equity Derivative Contracts)
CMDTYFOR         RCON8700   0          12.b. Forward contracts ((Column D) Commodity and Other Contracts)
                                       12.c. Exchange traded option contracts:
INTRTEWRTET      RCON8701   0          12.c.(1) Written options ((Column A) Interest Rate Contracts)
FGNEXWRTET       RCON8702   0          12.c.(1) Written options ((Column B) Foreign Exchange Contracts)
EQDERWRTET       RCON8703   0          12.c.(1) Written options ((Column C) Equity Derivative Contracts)
CMDTYWRTET       RCON8704   0          12.c.(1) Written options ((Column D) Commodity and Other Contracts)
CMDTYPURET       RCON8705   0          12.c.(2) Purchased options ((Column A) Interest Rate Contracts)
FGNEXPURET       RCON8706   0          12.c.(2) Purchased options ((Column B) Foreign Exchange Contracts)
FGNEXWRTOTC      RCON8707   0          12.c.(2) Purchased options ((Column C) Equity Derivative Contracts)
EQDERWRTOTC      RCON8708   0          12.c.(2) Purchased options ((Column D) Commodity and Other Contracts)
                                       12.d. Over the counter option contracts:
INTRTEWRTOTC     RCON8709   0          12.d.(1) Written options ((Column A) Interest Rate Contracts)
FGNEXWRTOTC      RCON8710   0          12.d.(1) Written options ((Column B) Foreign Exchange Contracts)
EQDERWRTOTC      RCON8711   0          12.d.(1) Written options ((Column C) Equity Derivative Contracts)





CMDTYWRTOTC      RCON8712   0          12.d.(1) Written options ((Column D) Commodity and Other Contracts)
INTRTEPUROTC     RCON8713   0          12.d.(2) Purchased options ((Column A) Interest Rate Contracts)
FGNEXPUROTC      RCON8714   0          12.d.(2) Purchased options ((Column B) Foreign Exchange Contracts)
EQDERPUROTC      RCON8715   0          12.d.(2) Purchased options ((Column C) Equity Derivative Contracts)
CMDTYPUROTC      RCON8716   0          12.d.(2) Purchased options ((Column D) Commodity and Other Contracts)
INTRTESWAP       RCON3450   0          12.e. Swaps ((Column A) Interest Rate Contracts)
FGNEXSWAP        RCON3826   0          12.e. Swaps ((Column B) Foreign Exchange Contracts)
EQDERSWAP        RCON8719   0          12.e. Swaps ((Column C) Equity Derivative Contracts)
CMDTYSWAP        RCON8720   0          12.e. Swaps ((Column D) Commodity and Other Contracts)
INTRTEHFT        RCONA126   0          13. Total gross notional amount of derivative contracts held for trading ((Column A)
                                       Interest Rate Contracts)
FGNEXHFT         RCONA127   0          13. Total gross notional amount of derivative contracts held for trading ((Column B)
                                       Foreign Exchange Contracts)
EQDERHFT         RCON8723   0          13. Total gross notional amount of derivative contracts held for trading ((Column C)
                                       Equity Derivative Contracts)
CMDTYHFT         RCON8724   0          13. Total gross notional amount of derivative contracts held for trading ((Column D)
                                       Commodity and Other Contracts)
INTRTEMTM        RCON8725   0          14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column A) Interest Rate Contracts)
FGNEXMTM         RCON8726   0          14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column B) Foreign Exchange Contracts)
EQDERMTM         RCON8727   0          14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column C) Equity Derivative Contracts)
CMDTYMTM         RCON8728   0          14. Total gross notional amount of derivative contracts held for purposes other than trading ((Column D) Commodity and Other Contracts)
INTRTSWAPFX      RCONA589   0          14.a. Interest rate swaps where the bank has agreed to pay a fixed rate ((Column A)
                                       Interest Rate Contracts)
                                       15. To be completed by banks with $100 million or more in total assets:* Gross fair values:
                                       15.a. Contracts held for trading:
INTRTEHFTGP      RCON8733   0          15.a.(1) Gross positive fair value ((Column A) Interest Rate Contracts)
FGNEXHFTGP       RCON8734   0          15.a.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)
EQDERHFTGP       RCON8735   0          15.a.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)
CMDTYHFTGP       RCON8736   0          15.a.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)
INTRTEHFTGN      RCON8737   0          15.a.(2) Gross negative fair value ((Column A) Interest Rate Contracts)
FGNEXHFTGN       RCON8738   0          15.a.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)
EQDERHFTGN       RCON8739   0          15.a.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)
CMDTYHFTGN       RCON8740   0          15.a.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)
                                       15.b. Contracts held for purposes other than trading:
INTRTEMTMGP      RCON8741   0          15.b.(1) Gross positive fair value ((Column A) Interest Rate Contracts)
FGNEXMTMGP       RCON8742   0          15.b.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)
EQDERMTMGP       RCON8743   0          15.b.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)
CMDTYMTMGP       RCON8744   0          15.b.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)
INTRTEMTMGN      RCON8745   0          15.b.(2) Gross negative fair value ((Column A) Interest Rate Contracts)
FGNEXMTMGN       RCON8746   0          15.b.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)
EQDERMTMGN       RCON8747   0          15.b.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)
CMDTYMTMGN       RCON8748   0          15.b.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)
                                       * The $100 million asset size test is generally based on the total assets reported in the June 30, 2004, Report of Condition.
                                       Schedule RC M Memoranda
                                       1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
EXECLOANS        RCON6164   0          1.a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests
EXECLNSNO        RCON6165   0          1.b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
                                       2. Intangible assets other than goodwill:
MTGSERV          RCON3164   0          2.a. Mortgage servicing assets
MTGSERVFV        RCONA590   0          2.a.(1) Estimated fair value of mortgage servicing assets
CCRLNMTGSA       RCONB026   0          2.b. Purchased credit card relationships and nonmortgage servicing assets
ALLOTHINTG       RCON5507   0          2.c. All other identifiable intangible assets
TINGASET         RCON0426   0          2.d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)
                                       3. Other real estate owned:
REINVOWNED       RCON5372   0          3.a. Direct and indirect investments in real estate ventures
                                       3.b. All other real estate owned:
REOWNCONS        RCON5508   0          3.b.(1) Construction, land development and other land
REOWNFARM        RCON5509   0          3.b.(2) Farmland
REOWN1_4         RCON5510   0          3.b.(3) 1 to 4 family residential properties
REOWN5MOR        RCON5511   0          3.b.(4) Multifamily (5 or more) residential properties
REOWNNONFM       RCON5512   0          3.b.(5) Nonfarm nonresidential properties
TOTREOWNED       RCON2150   0          3.c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)
                                       4. Investments in unconsolidated subsidiaries and associated companies:
REINVSUBS        RCON5374   0          4.a. Direct and indirect investments in real estate ventures
OTHINVSUBS       RCON5375   0          4.b. All other investments in unconsolidated subsidiaries and associated companies
TOTINVSUBS       RCON2130   0          4.c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)
                                       5. Other borrowed money:
                                       5.a. Federal Home Loan Bank advances:
BMFHLB1LES       RCON2651   0          5.a.(1) With a remaining maturity of one year or less
BMFHLB1_3        RCONB565   0          5.a.(2) With a remaining maturity of more than one year through three years
BMFHLBOV3        RCONB566   0          5.a.(3) With a remaining maturity of more than three years
                                       5.b. Other borrowings:
BMOTH1LES        RCONB571   0          5.b.(1) With a remaining maturity of one year or less
BMOTH1_3         RCONB567   0          5.b.(2) With a remaining maturity of more than one year through three years
BMOTHOV3         RCONB568   0          5.b.(3) With a remaining maturity of more than three years
OTBRWMNY         RCON3190   0          5.c. Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16)
PRILMUTF         RCONB569   0          6. Does the reporting banks sell private label or third party mutual funds and annuities?
ASPMUTF          RCONB570   0          7. Assets under the reporting banks management in proprietary mutual funds and annuities
                                       8. Primary Internet Web site address of the bank (home page), if any
WEBTRANCP        RCON4088   0          9. Do any of the banks Internet Web sites have transactional capability, i.e, allow the banks customers to execute transactions on their accounts through the Web site?
                                       *Includes overnight Federal Home Loan Bank advances.
                                       Schedule RC N Past Due and Nonaccrual Loans, Leases, and Other Assets
                                       1. Loans secured by real estate:





CNLD30_89        RCON2759   0          1.a. Construction, land development, and other land loans ((Column A) Past due 30 through
                                       89 days and still accruing)
CONST90MOR       RCON2769   0          1.a. Construction, land development, and other land loans ((Column B) Past due 90 days or more and still accruing)
CONSTNONAC       RCON3492   0          1.a. Construction, land development, and other land loans ((Column C) Nonaccrual)
FRML30_89        RCON3493   0          1.b. Secured by farmland ((Column A) Past due 30 through 89 days and still accruing)
FARM90MOR        RCON3494   0          1.b. Secured by farmland ((Column B) Past due 90 days or more and still accruing)
FARMNONAC        RCON3495   0          1.b. Secured by farmland ((Column C) Nonaccrual)
                                       1.c. Secured by 1 to 4 family residential properties:
REVOE30_89       RCON5398   0          1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column A) Past due 30 through 89 days and still accruing)
REVRS90MOR       RCON5399   0          1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) Past due 90 days or more and still accruing)
REVRSNONAC       RCON5400   0          1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column C) Nonaccrual)
                                       1.c.(2) Closed end loans secured by 1 to 4 family residential properties
CL1ST30_89       RCONC236   0          1.c.(2)(a) Secure by first liens ((Column A) Past due 30 through 89 days and still accruing)
CL1ST90MOR       RCONC237   0          1.c.(2)(a) Secure by first liens ((Column B) Past due 90 days or more and still accruing)
CL1STNACC        RCONC229   0          1.c.(2)(a) Secure by first liens ((Column C) Nonaccrual)
CLJRL30_89       RCONC238   0          1.c.(2)(b) Secured by junior liens ((Column A) Past due 30 through 89 days and still accruing)
CLJRL90MOR       RCONC239   0          1.c.(2)(b) Secured by junior liens ((Column B) Past due 90 days or more and still accruing)
CLJRLNACC        RCONC230   0          1.c.(2)(b) Secured by junior liens ((Column C) Nonaccrual)
RESMUL30_89      RCON3499   0          1.d. Secured by multifamily (5 or more) residential properties ((Column A) Past due 30 through 89 days and still accruing)
MLTRS90MOR       RCON3500   0          1.d. Secured by multifamily (5 or more) residential properties ((Column B) Past due 90 days or more and still accruing)
MLTRSNONAC       RCON3501   0          1.d. Secured by multifamily (5 or more) residential properties ((Column C) Nonaccrual)
SNFNR30_89       RCON3502   0          1.e. Secured by nonfarm nonresidential properties ((Column A) Past due 30 through 89 days and still accruing)
NONRS90MOR       RCON3503   0          1.e. Secured by nonfarm nonresidential properties ((Column B) Past due 90 days or more and still accruing)
NONRSNONAC       RCON3504   0          1.e. Secured by nonfarm nonresidential properties ((Column C) Nonaccrual)
DINST30_89       RCONB834   0          2. Loans to depository institutions and acceptances of other banks ((Column A) Past due 30 through 89 days and still accruing)
DINST90MOR       RCONB835   0          2. Loans to depository institutions and acceptances of other banks ((Column B) Past due 90 days or more and still accruing)
DINSTNONAC       RCONB836   0          2. Loans to depository institutions and acceptances of other banks ((Column C) Nonaccrual)
                                       3. Not applicable
CMLPD30_89       RCON1606   0          4. Commercial and industrial loans ((Column A) Past due 30 through 89 days and still accruing)
PDCI90MORE       RCON1607   0          4. Commercial and industrial loans ((Column B) Past due 90 days or more and still accruing)
CINONACCRL       RCON1608   0          4. Commercial and industrial loans ((Column C) Nonaccrual)
                                       5. Loans to individuals for household, family, and other personal expenditures:
ICRCD30_89       RCONB575   0          5.a. Credit cards ((Column A) Past due 30 through 89 days and still accruing)
ICRCD90MOR       RCONB576   0          5.a. Credit cards ((Column B) Past due 90 days or more and still accruing)
ICRCDNONAC       RCONB577   0          5.a. Credit cards ((Column C) Nonaccrual)
IREVC30_89       RCONB578   0          5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Past due 30 through 89 days and still accruing)
IREVC90MOR       RCONB579   0          5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Past due 90 days or more and still accruing)
IREVCNONAC       RCONB580   0          5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column C) Nonaccrual)
FGOI30_89        RCON5389   0          6. Loans to foreign governments and official institutions ((Column A) Past due 30 through
                                       89 days and still accruing)
FGNLN90MOR       RCON5390   0          6. Loans to foreign governments and official institutions ((Column B) Past due 90 days or more and still accruing)
FGNLNNONAC       RCON5391   0          6. Loans to foreign governments and official institutions ((Column C) Nonaccrual)
PDOL30_89        RCON5459   0          7. All other loans1 ((Column A) Past due 30 through 89 days and still accruing)
PDOTH90MOR       RCON5460   0          7. All other loans1 ((Column B) Past due 90 days or more and still accruing)
OTHNONACCR       RCON5461   0          7. All other loans1 ((Column C) Nonaccrual)
LFRPD30_89       RCON1226   0          8. Lease financing receivables ((Column A) Past due 30 through 89 days and still accruing)
PDLS90MORE       RCON1227   0          8. Lease financing receivables ((Column B) Past due 90 days or more and still accruing)
LSNONACCRL       RCON1228   0          8. Lease financing receivables ((Column C) Nonaccrual)
DSXPD30_89       RCON3505   0          9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column A) Past due 30 through 89 days and still accruing)
DBTSC90MOR       RCON3506   0          9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column B) Past due 90 days or more and still accruing)
DBTSCNONAC       RCON3507   0          9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column C) Nonaccrual)
                                       Amounts reported in Schedule RC N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed.
USGPD30_89       RCON5612   0          10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column A) Past due 30 through 89 days and still accruing)
PDUS90MOR        RCON5613   0          10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column B) Past due 90 days or more and still accruing)
USNONACCR        RCON5614   0          10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column C) Nonaccrual)
GARLL30_89       RCON5615   0          10.a. Guaranteed portion of loans and leases included in item 10 above ((Column A) Past due 30 through 89 days and still accruing)
PDGTY90MOR       RCON5616   0          10.a. Guaranteed portion of loans and leases included in item 10 above ((Column B) Past due 90 days or more and still accruing)
GTYNONACCR       RCON5617   0          10.a. Guaranteed portion of loans and leases included in item 10 above ((Column C)
                                       Nonaccrual)
CALLC866         RCONC866   0          10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column A) Past due 30 through 89 days and still accruing)
CALLC867         RCONC867   0          10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column B) Past due 90 days or more and still accruing)
CALLC868         RCONC868   0          10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column C) Nonaccrual)
                                       Memoranda





RLLPD30_89       RCON1658   0          M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above
                                       (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column A) Past due 30 through 89)
RLLPD90MOR       RCON1659   0          M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above
                                       (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column B) Past due 90 days
RLPDNONACC       RCON1661   0          M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above
                                       (and not reported in Schedule RC C, Part I, Memorandum item 1) (Column C) Nonaccrual
CLXRE30_89       RCON6558   0          M.2. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RC N, items 4 and 7,
COMRE90MOR       RCON6559   0          M.2. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RC N, items 4 and 7,
COMRENONAC       RCON6560   0          M.2. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RC N, items 4 and 7,
                                       M.3. Memorandum items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets:**
NUSRE30_89       RCON1248              M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RC N, item 1, above) ((Column A) Past due 30 through 89 days and still accruing)
RE90MORNUS       RCON1249              M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RC N, item 1, above) ((Column B) Past due 90 days or more and still accruing)
RENONACNUS       RCON1250              M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RC N, item 1, above) ((Column C) Nonaccrual)
FORBK30_89       RCON5380              M.3.b. Loans and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                       ((Column A) Past due 30 through 89 days and still accruing)
FGNBK90MOR       RCON5381              M.3.b. Loans and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                       ((Column B) Past due 90 days or more and still accruing)
FGNBKNONAC       RCON5382              M.3.b. Loans and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                       ((Column C) Nonaccrual)
NUSCI30_89       RCON1254              M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 4, above) ((Column A) Past due 30 through 89 days and still accruing)
CI90MORNUS       RCON1255              M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 4, above) ((Column B) Past due 90 days or more and still accruing)
CINONACNUS       RCON1256              M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 4, above) ((Column C) Nonaccrual)
NUSLF30_89       RCON1271              M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 8, above) ((Column A) Past due 30 through 89 days and still accruing)
LS90MORNUS       RCON1272              M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 8, above) ((Column B) Past due 90 days or more and still accruing)
LSNONACNUS       RCON1791              M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 8, above) ((Column C) Nonaccrual)
AGPF30_89        RCON1594   0          M.4. Memorandum item 4 is to be completed by:** banks with $300 million or more in total assets, banks with less than $300 million in total assets that have loans to finance
PDFRM90MOR       RCON1597   0          M.4. Memorandum item 4 is to be completed by:** banks with $300 million or more in total assets, banks with less than $300 million in total assets that have loans to finance
FARMNONACC       RCON1583   0          M.4. Memorandum item 4 is to be completed by:** banks with $300 million or more in total assets, banks with less than $300 million in total assets that have loans to finance
LLHFS30_89       RCONC240   0          M.5. Loans and leases held for sale (included in Schedule RC-N, items 1 through
                                       8,above) ((Column A) Past due 30 through 89 days and still accruing)
LLHFS90MOR       RCONC241   0          M.5. Loans and leases held for sale (included in Schedule RC-N, items 1 through
                                       8,above) ((Column B) Past due 90 days or more and still accruing)
LLHFSNACC        RCONC226   0          5. Loans and leases held for sale (included in Schedule RC-N, items 1 through
                                       8,above) ((Column C) Nonaccrual)
INTRC30_89       RCON3529              M.6. Memorandum item 6 is to be completed by banks with $300 million or more in total assets:** Interest rate, foreign exchange rate, and other commodity and equity contracts:
INTRC90MOR       RCON3530              M.6. Memorandum item 6 is to be completed by banks with $300 million or more in total assets:** Interest rate, foreign exchange rate, and other commodity and equity contracts:
                                       * Includes past due and nonaccrual Loans to finance agricultural production and other loans to farmers, Obligations (other than securities and leases) of states and political
                                       ** The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
                                       Person to whom questions about the Reports of Condition and Income should be directed:
                                       Name and Title (TEXT 8901)
                                       E-mail Address (TEXT 4086)
                                       Telephone (TEXT 8902)
                                       Fax (TEXT 9116)
                                       Schedule RC O Other Data for Deposit Insurance and FICO Assessments
                                       1. Unposted debits (see instructions):
IDEBIT           RCON0030   0          1.a. Actual amount of all unposted debits
                                       OR
                                       b. Separate amount of unposted debits:
IDEBDEM          RCON0031   0          1.b.(1) Actual amount of unposted debits to demand deposits
IDEBTIM          RCON0032   0          1.b.(2) Actual amount of unposted debits to time and savings deposits*
                                       2. Unposted credits (see instructions):
ICREDIT          RCON3510   0          2.a. Actual amount of all unposted credits
                                       OR
                                       2.b. Separate amount of unposted credits:
ICRDEM           RCON3512   0
ICRTIM           RCON3514   0          2.b.(2) Actual amount of unposted credits to time and savings deposits*
IBKTRUST         RCON3520   0          3. Uninvested trust funds (cash) held in banks own trust department (not included in total deposits)
                                       4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
IDEMNCONO        RCON2211   0          4.a. Demand deposits of consolidated subsidiaries
ITIMNCONO        RCON2351   0          4.b. Time and savings deposits* of consolidated subsidiaries
INTACCONO        RCON5514   0          4.c. Interest accrued and unpaid on deposits of consolidated subsidiaries
                                       5. Not applicable
                                       6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the:





RESPASDMD        RCON2314   0          6.a. Amount reflected in demand deposits (included in Schedule RC E, Part I, item 7, column B)
RESPASTMSV       RCON2315   0          6.b. Amount reflected in time and savings deposits*(included in Schedule RC E, Part I, item 7, column A or C, but not column B)
                                       7. Unamortized premiums and discounts on time and savings deposits:*,**
PREMTIMDP        RCON5516   0          7.a. Unamortized premiums
DSCTTIMDP        RCON5517   0          7.b. Unamortized discounts
                                       8. To be completed by banks with Oakar deposits.
                                       8.a. Deposits purchased or acquired from other FDIC insured institutions during the quarter:
DEPPURINS        RCONA531   0          8.a.(1) Total deposits purchased or acquired from other FDIC insured institutions during the quarter
DEPPURATTR       RCONA532   0          8.a.(2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF,
DEPSOLD          RCONA533   0          8.b. Total deposits sold or transferred to other FDIC insured institutions during the quarter
LIFELINE         RCON5596              9. Deposits in lifeline accounts
DEPININVCT       RCON8432   0          10. Benefit responsive Depository Institution Investment Contracts (included in total deposits in domestic offices)
                                       11. Adjustments to demand deposits reported in Schedule RC E for certain reciprocal demand balances:
DDADJDECR        RCON8785   0          11.a. Amount by which demand deposits would be reduced if the reporting banks reciprocal demand balances with the domestic offices of U.S. banks and savings associations
DDADJINCR        RCONA181   0          11.b. Amount by which demand deposits would be increased if the reporting banks reciprocal demand balances with foreign banks and foreign offices of other U.S. banks
DDADJCASH        RCONA182   0          11.c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting banks net reciprocal
                                       12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC)
                                       in accordance with generally accepted accounting principles (exclude amounts related to reciprocal):
ASTDMDDEP        RCONA527   0          12.a. Amount of assets netted against demand deposits
ASTTMEDEP        RCONA528   0          12.b. Amount of assets netted against time and savings deposits
                                       Memoranda (to be completed each quarter except as noted)
                                       M.1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal
                                       Schedule RC, item 13.a):
                                       M.1.a. Deposit account of $100,000 or less:
DEPTO100         RCON2702   0          M.1.a.(1) Amount of deposit accounts of $100,000 or less
ACTTO100         RCON3779              M.1.a.(2) Number of deposit accounts of $100,000 or less (to be completed for the June report only)
                                       M.1.b. Deposit accounts of more than $100,000:
DEPOV100         RCON2710   0          M.1.b.(1) Amount of deposit accounts of more than $100,000
ACTOV100         RCON2722   0          M.1.b.(2) Number of deposit accounts of more than $100,000
                                       M.2. Estimated amount of uninsured deposits in domestic offices of the bank:
UNINSURDEP       RCON5597   0          M.2. Memorandum item 2 is to be completed by all banks. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S.
                                       territories and possessions (see instructions)
CONSUBCERT       RCONA545   0          M.3. Has the reporting institution been consolidated with a parent bank or savings association in that parent banks or parent saving associations Call Report or Thrift
                                       Financial Report?
                                       * For FDIC insurance and FICO assessment purposes, time and savings deposits consists of nontransaction accounts and all transaction accounts other than demand deposits.
                                       ** Exclude core deposit intangibles.
                                       Schedule RC R Regulatory Capital
                                       Tier 1 capital
REQCAPTL         RCON3210   120947     1. Total equity capital (from Schedule RC, item 28)
UNREALAFS        RCON8434   -24        2. LESS:  Net unrealized gains (losses) on available-for-sale securities*(if a gain, report as a positive value, if a loss, report as a negative value)
NLAFSEQSEC       RCONA221   0          3. LESS:  Net unrealized loss on available for sale EQUITY securities*
ACCGLCFHEDG      RCON4336   0          4. LESS:  Accumulated net gains (losses) on cash flow hedges* (if a gain, report as a positive value, if a loss, report as a negative value)
NONQPPSTK        RCONB588   0          5. LESS: Nonqualifying perpetual preferred stock
QMINTSUB         RCONB589   0          6. Qualifying minority interests in consolidated subsidiaries
DISSGWOTH        RCONB590   0          7. LESS: Disallowed goodwill and other disallowed intangible assets
TIER1SUBT        RCONC227   120971     8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)
DISSACCRL        RCONB591   0          9.a. LESS: Disallowed servicing assets and purchased credit card relationships
DEFTAXAST        RCON5610   0          9.b. LESS: Disallowed deferred tax assets
OTHT1CAP         RCONB592   0          10. Other additions to (deductions from) Tier 1 capital
TIER1CAP         RCON8274   120971     11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7, 8, and 9)
                                       Tier 2 capital
QSUBDEBT         RCON5306   0          12. Qualifying subordinated debt and redeemable preferred stock
CMLPPSTK         RCONB593   0          13. Cumulative perpetual preferred stock includible in Tier 2 capital
ALLOSSINCL       RCON5310   0          14. Allowance for loan and lease losses includible in Tier 2 capital
NGAFSEQSEC       RCON2221   0          15. Unrealized gains on available for sale equity securities includible in Tier 2 capital
OTHT2CAP         RCONB594   0          16. Other Tier 2 capital components
TOTT2CAP         RCON5311   0          17. Tier 2 capital (sum of items 12 through 16)
TIER2CAP         RCON8275   0          18. Allowable Tier 2 capital (lesser of item 11 or 17)
TIER3CAP         RCON1395   0          19. Tier 3 capital allocated for market risk
RBCDEDUCT        RCONB595   0          20. LESS: Deductions for total risk based capital
TOTQUALCAP       RCON3792   120971     21. Total risk based capital (sum of items 11, 18, and 19, less item 20)
                                       Total assets for leverage ratio
LVGAVGAST        RCON3368   150446     22. Average total assets (from Schedule RC K, item 9)
GWDISSINT        RCONB590   0          23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)
SRVASDISS        RCONB591   0          24. LESS: Disallowed servicing assets and purchased credit card relationships (from item
                                       8 above)
DISSDEFTX        RCON5610   0          25. LESS: Disallowed deferred tax assets (from item 9 above)
LEVCAPDED        RCONB596   0          26. LESS: Other deductions from assets for leverage capital purposes
AVGTOTASET       RCONA224   150446     27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)
                                       Adjustments for financial subsidiaries
TIER1ADJS        RCONC228   0          28.a. Adjustment to Tier 1 capital reported in item 11
RBCFSADJ         RCONB503   0          28.b. Adjustment to total risk based capital reported in item 21
RWAFSADJ         RCONB504   0          29. Adjustment to risk weighted assets reported in item 62
AVGAFSADJ        RCONB505   0          30. Adjustment to average total assets reported in item 27
                                       Capital ratios
                                       (Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)
FST1LEVR         RCON7273   0          31. Tier 1 leverage ratio** ((Column A) Percentage)
T1CAPFDI         RCON7204   8041       31. Tier 1 leverage ratio** ((Column B) Percentage)
FST1RBCR         RCON7274   0          32. Tier 1 risk based capital ratio*** ((Column A) Percentage)
T1RBRWFDI        RCON7206   30998      32. Tier 1 risk based capital ratio*** ((Column B) Percentage)
FSTOTRBCR        RCON7275   0          33. Total risk based capital ratio**** ((Column A) Percentage)
TOTRBRWFDI       RCON7205   30998      33. Total risk based capital ratio**** ((Column B) Percentage)
                                       Banks are not required to risk weight each on balance sheet asset and the credit equivalent amount of each off balance sheet item that qualifies for a risk weight of.
                                       Balance Sheet Asset Categories
RTOTCASH         RCON0010   27774      34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column A) Totals (from Schedule RC))
CALLC869         RCONC869   0          34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column B) Items Not Subject to Risk Weighting)
IBAL0P           RCONB600   91         34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column C) Allocation by Risk Weight Category (0%))
IBAL20P          RCONB601   27683      34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column D) Allocation by Risk Weight Category (20%))
                                       34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column E) Allocation by Risk Weight Category (50%))
IBAL100P         RCONB602   0          34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column F) Allocation by Risk Weight Category (100%))
RHTMSEC          RCON1754   0          35. Held to maturity securities ((Column A) Totals (from Schedule RC))
SECHTMNRW        RCONB603   0          35. Held to maturity securities ((Column B) Items Not Subject to Risk Weighting)
SECHTM0P         RCONB604   0          35. Held to maturity securities ((Column C) Allocation by Risk Weight Category (0%))
SECHTM20P        RCONB605   0          35. Held to maturity securities ((Column D) Allocation by Risk Weight Category (20%))
SECHTM50P        RCONB606   0          35. Held to maturity securities ((Column E) Allocation by Risk Weight Category (50%))
SECHTM100P       RCONB607   0          35. Held to maturity securities ((Column F) Allocation by Risk Weight Category (100%))
RAFSSEC          RCON1773   83448      36. Available for sale securities ((Column A) Totals (from Schedule RC))
SECAFSNRW        RCONB608   -41        36. Available for sale securities ((Column B) Items Not Subject to Risk Weighting)
SECAFS0P         RCONB609   18022      36. Available for sale securities ((Column C) Allocation by Risk Weight Category (0%))
SECAFS20P        RCONB610   65467      36. Available for sale securities ((Column D) Allocation by Risk Weight Category (20%))
SECAFS50P        RCONB611   0          36. Available for sale securities ((Column E) Allocation by Risk Weight Category (50%))
SECAFS100P       RCONB612   0          36. Available for sale securities ((Column F) Allocation by Risk Weight Category (100%))
RFFSRESL         RCONC225   0          37. Federal funds sold and securities purchased under agreements to resell ((Column A)
                                       Totals (from Schedule RC))
FSSPRE0P         RCONC063   0          37. Federal funds sold and securities purchased under agreements to resell ((Column C)
                                       Allocation by Risk Weight Category (0%))
FSSPRE20P        RCONC064   0          37. Federal funds sold and securities purchased under agreements to resell ((Column D)
                                       Allocation by Risk Weight Category (20%))
FSSPRE100P       RCONB520   0          37. Federal funds sold and securities purchased under agreements to resell ((Column F)
                                       Allocation by Risk Weight Category (100%))
RLNSLSALE        RCON5369   0          38. Loans and leases held for sale ((Column A) Totals (from Schedule RC))
LLHFSNRW         RCONB617   0          38. Loans and leases held for sale ((Column B) Items Not Subject to Risk Weighting)
LLHFS0P          RCONB618   0          38. Loans and leases held for sale ((Column C) Allocation by Risk Weight Category (0%))
LLHFS20P         RCONB619   0          38. Loans and leases held for sale ((Column D) Allocation by Risk Weight Category (20%))
LLHFS50P         RCONB620   0          38. Loans and leases held for sale ((Column E) Allocation by Risk Weight Category (50%))
LLHFS100P        RCONB621   0          38. Loans and leases held for sale ((Column F) Allocation by Risk Weight Category (100%))
RNETLNSLS        RCONB528   0          39. Loans and leases, net of unearned income****** ((Column A) Totals (from Schedule RC))
TLLNETNRW        RCONB622   0          39. Loans and leases, net of unearned income****** ((Column B) Items Not Subject to Risk
                                       Weighting)
TLLNET0P         RCONB623   0          39. Loans and leases, net of unearned income****** ((Column C) Allocation by Risk Weight
                                       Category (0%))
TLLNET20P        RCONB624   0          39. Loans and leases, net of unearned income****** ((Column D) Allocation by Risk Weight
                                       Category (20%))
TLLNET50P        RCONB625   0          39. Loans and leases, net of unearned income****** ((Column E) Allocation by Risk Weight
                                       Category (50%))
TLLNET100P       RCONB626   0          39. Loans and leases, net of unearned income****** ((Column F) Allocation by Risk Weight
                                       Category (100%))
RLNLSALOW        RCON3123   0          40. LESS: Allowance for loan and lease losses ((Column A) Totals (from Schedule RC))
ALOWNRWT         RCON3123   0          40. LESS: Allowance for loan and lease losses ((Column B) Items Not Subject to Risk
                                       Weighting)
RTRADEAST        RCON3545   0          41. Trading assets ((Column A) Totals (from Schedule RC))
TRADEANRW        RCONB627   0          41. Trading assets ((Column B) Items Not Subject to Risk Weighting)
TRADEA0P         RCONB628   0          41. Trading assets ((Column C) Allocation by Risk Weight Category (0%))
TRADEA20P        RCONB629   0          41. Trading assets ((Column D) Allocation by Risk Weight Category (20%))
TRADEA50P        RCONB630   0          41. Trading assets ((Column E) Allocation by Risk Weight Category (50%))
TRADEA100P       RCONB631   0          41. Trading assets ((Column F) Allocation by Risk Weight Category (100%))
RALLOTAST        RCONB639   38310      42. All other assets***** ((Column A) Totals (from Schedule RC))
OASSTNRW         RCONB640   0          42. All other assets***** ((Column B) Items Not Subject to Risk Weighting)
OASST0P          RCONB641   3000       42. All other assets***** ((Column C) Allocation by Risk Weight Category (0%))
OASST20P         RCONB642   18644      42. All other assets***** ((Column D) Allocation by Risk Weight Category (20%))
OASST50P         RCONB643   0          42. All other assets***** ((Column E) Allocation by Risk Weight Category (50%))
OASST100P        RCON5339   16666      42. All other assets***** ((Column F) Allocation by Risk Weight Category (100%))
RTOTAST          RCON2170   149532     43. Total assets (sum of items 34 through 42) ((Column A) Totals (from Schedule RC))
TASSTNRW         RCONB644   -41        43. Total assets (sum of items 34 through 42) ((Column B) Items Not Subject to Risk
                                       Weighting)
TASST0P          RCON5320   21113      43. Total assets (sum of items 34 through 42) ((Column C) Allocation by Risk Weight
                                       Category (0%))
TASST20P         RCON5327   111794     43. Total assets (sum of items 34 through 42) ((Column D) Allocation by Risk Weight
                                       Category (20%))
TASST50P         RCON5334   0          43. Total assets (sum of items 34 through 42) ((Column E) Allocation by Risk Weight
                                       Category (50%))
TASST100P        RCON5340   16666      43. Total assets (sum of items 34 through 42) ((Column F) Allocation by Risk Weight
                                       Category (100%))
                                       Derivatives and Off Balance Sheet Items
RFINSTL          RCONB546   0          44. Financial standby letters of credit ((Column A) Face Value or Notional Amount)
                                       44. Financial standby letters of credit (Credit Conversion Factor) 1.00 or 12.5*******
FNLCREQIV        RCONB547   0          44. Financial standby letters of credit ((Column B) Credit Equivalent Amount******)
FNLCR0P          RCONB548   0          44. Financial standby letters of credit ((Column C) Allocation by Risk Weight Category (0%))
FNLCR20P         RCONB581   0          44. Financial standby letters of credit ((Column D) Allocation by Risk Weight Category (20%))
FNLCR50P         RCONB582   0          44. Financial standby letters of credit ((Column E) Allocation by Risk Weight Category (50%))





FNLCR100P        RCONB583   0          44. Financial standby letters of credit ((Column F) Allocation by Risk Weight
                                       Category (100%))
RPERFSTBY        RCON3821   0          45. Performance standby letters of credit ((Column A) Face Value of Notional Amount)
                                       45. Performance standby letters of credit (Credit Conversion Factor).50
PSTBYCREQ        RCONB650   0          45. Performance standby letters of credit ((Column B) Credit Equivalent Amount******)
PSTBY0P          RCONB651   0          45. Performance standby letters of credit ((Column C) Allocation by Risk Weight Category (0%)
PSTBY20P         RCONB652   0          45. Performance standby letters of credit ((Column D) Allocation by Risk Weight
                                       Category (20%)
PSTBY50P         RCONB653   0          45. Performance standby letters of credit ((Column E) Allocation by Risk Weight
                                       Category (50%)
PSTBY100P        RCONB654   0          45. Performance standby letters of credit ((Column F) Allocation by Risk Weight
                                       Category (100%)
RCMLTCRD         RCON3411   0          46. Commercial and similar letters of credit ((Column A) Face Value of Notional Amount)
                                       46. Commercial and similar letters of credit (Credit Conversion Factor).20
LTCRCREQ         RCONB655   0          46. Commercial and similar letters of credit ((Column B) Credit Equivalent Amount******)
LTCR0P           RCONB656   0          46. Commercial and similar letters of credit ((Column C) Allocation by Risk Weight
                                       Category (0%)
LTCR20P          RCONB657   0          46. Commercial and similar letters of credit ((Column D) Allocation by Risk Weight
                                       Category (20%)
LTCR50P          RCONB658   0          46. Commercial and similar letters of credit ((Column E) Allocation by Risk Weight
                                       Category (50%)
LTCR100P         RCONB659   0          46. Commercial and similar letters of credit ((Column F) Allocation by Risk Weight
                                       Category (100%)
PARTACQUIR       RCON3429   0          47. Risk participations in bankers acceptances acquired by the reporting institution
                                       ((Column A) Face Value of Notional Amount)
                                       47. Risk participations in bankers acceptances acquired by the reporting institution
                                       (Credit Conversion Factor)1.00
PTACQCREQ        RCONB660   0          47. Risk participations in bankers acceptances acquired by the reporting institution
                                       ((Column B) Credit Equivalent Amount******)
PTACQ0P          RCONB661   0          47. Risk participations in bankers acceptances acquired by the reporting institution
                                       ((Column C) Allocation by Risk Weight Category (0%)
PTACQ20P         RCONB662   0          47. Risk participations in bankers acceptances acquired by the reporting institution
                                       ((Column D) Allocation by Risk Weight Category (20%)
PTACQ100P        RDONB663   0          47. Risk participations in bankers acceptances acquired by the reporting institution
                                       ((Column F) Allocation by Risk Weight Category (100%)
RSECLENT         RCON3433   0          48. Securities lent ((Column A) Face Value of Notional Amount)
                                       48. Securities lent (Credit Conversion Factor)1.00
SECLCREQ         RCONB664   0          48. Securities lent ((Column B) Credit Equivalent Amount******)
SECL0P           RCONB665   0          48. Securities lent ((Column C) Allocation by Risk Weight Category (0%)
SECL20P          RCONB666   0          48. Securities lent ((Column D) Allocation by Risk Weight Category (20%)
SECL50P          RCONB667   0          48. Securities lent ((Column E) Allocation by Risk Weight Category (50%)
SECL100P         RCONB668   0          48. Securities lent ((Column F) Allocation by Risk Weight Category (100%)
SMLBREC          RCONA250   0          49. Retained recourse on small business obligations sold with recourse ((Column A) Face
                                       Value of Notional Amount)
                                       49. Retained recourse on small business obligations sold with recourse (Credit Conversion
                                       Factor)1.00
SMBRECCREQ       RCONB669   0          49. Retained recourse on small business obligations sold with recourse ((Column B) Credit
                                       Equivalent Amount******)
SMBREC0P         RCONB670   0          49. Retained recourse on small business obligations sold with recourse ((Column C)
                                       Allocation by Risk Weight Category (0%)
SMBREC20P        RCONB671   0          49. Retained recourse on small business obligations sold with recourse ((Column D)
                                       Allocation by Risk Weight Category (20%)
SMBREC50P        RCONB672   0          49. Retained recourse on small business obligations sold with recourse ((Column E)
                                       Allocation by Risk Weight Category (50%)
SMBREC100P       RCONB673   0          49. Retained recourse on small business obligations sold with recourse ((Column F)
                                       Allocation by Risk Weight Category (100%)
FACEDCS          RCONB541   0          50.Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement((Column A) Face Value or Notional Amount)
CREQDCS          RCONB542   0          50. Retained recourse on financial assets sold with low level recourse ((Column B) Credit
                                       Equivalent Amount******)
RSKWDCS          RCONB543   0          50.Recourse and direct credit substitutes (other than financial standby letters of credit)
                                       subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement(Column F) Allocation by Risk Weight Category (
OTHSWR           RCONB675   0          51. All other financial assets sold with recourse ((Column A) Face Value of Notional Amount)
                                       51. All other financial assets sold with recourse (Credit Conversion Factor)1.00
OTHSWRCREQ       RCONB676   0          51. All other financial assets sold with recourse ((Column B) Credit Equivalent Amount******)
OTHSWR0P         RCONB677   0          51. All other financial assets sold with recourse ((Column C) Allocation by Risk Weight
                                       Category (0%)
OTHSWR20P        RCONB678   0          51. All other financial assets sold with recourse ((Column D) Allocation by Risk Weight
                                       Category (20%)
OTHSWR50P        RCONB679   0          51. All other financial assets sold with recourse ((Column E) Allocation by Risk Weight
                                       Category (50%)
OTHSWR100P       RCONB680   0          51. All other financial assets sold with recourse ((Column F) Allocation by Risk Weight
                                       Category (100%)
OTHOFBL          RCONB681   0          52. All other off balance sheet liabilities ((Column A) Face Value of Notional Amount)
                                       52. All other off balance sheet liabilities (Credit Conversion Factor)1.00
OFBALCREQ        RCONB682   0          52. All other off balance sheet liabilities ((Column B) Credit Equivalent Amount******)
OFBAL0P          RCONB683   0          52. All other off balance sheet liabilities ((Column C) Allocation by Risk Weight
                                       Category (0%)
OFBAL20P         RCONB684   0          52. All other off balance sheet liabilities ((Column D) Allocation by Risk Weight
                                       Category (20%)
OFBAL50P         RCONB685   0          52. All other off balance sheet liabilities ((Column E) Allocation by Risk Weight
                                       Category (50%)
OFBALL100P       RCONB686   0          52. All other off balance sheet liabilities ((Column F) Allocation by Risk Weight
                                       Category (100%)
UNCMTOV1YR       RCON3833   0          53. Unused commitments with an original maturity exceeding one year ((Column A) Face Value of Notional Amount)
                                       53. Unused commitments with an original maturity exceeding one year (Credit Conversion
                                       Factor).50
OV1UCCREQ        RCONB687   0          53. Unused commitments with an original maturity exceeding one year ((Column B) Credit
                                       Equivalent Amount******)





OV1UC0P          RCONB688   0          53. Unused commitments with an original maturity exceeding one year ((Column C) Allocation by Risk Weight Category (0%)
OV1UC20P         RCONB689   0          53. Unused commitments with an original maturity exceeding one year ((Column D) Allocation by Risk Weight Category (20%)
OV1UC50P         RCONB690   0          53. Unused commitments with an original maturity exceeding one year ((Column E) Allocation by Risk Weight Category (50%)
OV1UC100P        RCONB691   0          53. Unused commitments with an original maturity exceeding one year ((Column F) Allocation by Risk Weight Category (100%)
DRVCTCREQ        RCONA167   0          54. Derivative contracts ((Column B) Credit Equivalent Amount******)
DRVCT0P          RCONB693   0          54. Derivative contracts ((Column C) Allocation by Risk Weight Category (0%)
DRVCT20P         RCONB694   0          54. Derivative contracts ((Column D) Allocation by Risk Weight Category (20%)
DRVCT50P         RCONB695   0          54. Derivative contracts ((Column E) Allocation by Risk Weight Category (50%)
                                       54. Derivative contracts
                                       Totals
TADOFF0P         RCONB696   21113      55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column C) Allocation by Risk Weight Category (0%))
TADOFF20P        RCONB697   111794     55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column D) Allocation by Risk Weight
                                       Category (20%))
TADOFF50P        RCONB698   0          55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column E) Allocation by Risk Weight
                                       Category (50%))
TADOFF100P       RCONB699   16666      55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column F) Allocation by Risk Weight
                                       Category (100%))
                                       56. Risk weight factor (Column C) (x 0%)
                                       56. Risk weight factor (Column D) (x 20%)
                                       56. Risk weight factor (Column E) (x 50%)
                                       56. Risk weight factor (Column F) (x 100%)
TRWA0P           RCONB700   0          57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column C) Allocation by Risk Weight Category (0%))
TRWA20P          RCONB701   22359      57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column D) Allocation by Risk Weight Category (20%))
TRWA50P          RCONB702   0          57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column E) Allocation by Risk Weight Category (50%))
TRWA100P         RCONB703   16666      57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column F) Allocation by Risk Weight Category (100%))
MKTRSKASET       RCON1651   0          58. Market risk equivalent assets ((Column F) Allocation by Risk Weight Category (100%))
RWABD100P        RCONB704   39025      59. Risk weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58))
ALWLNLSLOS       RCONA222   0          60. LESS: Excess allowance for loan and lease losses ((Column F) Allocation by Risk Weight
                                       Category (100%))
RESTRNRISK       RCON3128   0          61. LESS: Allocated transfer risk reserve ((Column F) Allocation by Risk Weight Category
                                       (100%))
RSKWGTASET       RCONA223   39025      62. Total risk weighted assets (item 59 minus items 60 and 61) ((Column F) Allocation by
                                       Risk Weight Category (100%))
                                       Memoranda
NETCREXPO        RCON8764   0          1. Current credit exposure across all derivative contracts covered by the risk based capital standards
                                       2. Notional principal amounts of derivative contracts:*********
INTRTE1LES       RCON3809   0          2.a. Interest rate contracts ((With a remaining maturity of) (Column A) One year or less)
INTRTE1_5        RCON8766   0          2.a. Interest rate contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
INTRTEOV5        RCON8767   0          2.a. Interest rate contracts ((With a remaining maturity of) (Column C) Over five years)
FGNEX1LES        RCON3812   0          2.b. Foreign exchange contracts ((With a remaining maturity of) (Column A) One year or less)
FGNEX1_5         RCON8769   0          2.b. Foreign exchange contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
FGNEXOV5         RCON8770   0          2.b. Foreign exchange contracts ((With a remaining maturity of) (Column C) Over five years)
GLDCNT1YOL       RCON8771   0          2.c. Gold contracts ((With a remaining maturity of) (Column A) One year or less)
GLDCNT1_5        RCON8772   0          2.c. Gold contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
GLDCNTOV5        RCON8773   0          2.c. Gold contracts ((With a remaining maturity of) (Column C) Over five years)
OTHMET1YOL       RCON8774   0          2.d. Other precious metals contracts ((With a remaining maturity of) (Column A) One year or less)
OTHMET1_5        RCON8775   0          2.d. Other precious metals contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
OTHMETOV5        RCON8776   0          2.d. Other precious metals contracts ((With a remaining maturity of) (Column C) Over five years)
CMDTYCNT1YOL     RCON8777   0          2.e. Other commodity contracts ((With a remaining maturity of) (Column A) One year or less)
CMDTYCNT1_5      RCON8778   0          2.e. Other commodity contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
CMDTYCNTOV5      RCON8779   0          2.e. Other commodity contracts ((With a remaining maturity of) (Column C) Over five years)
EQCNT1YOL        RCONA000   0          2.f. Equity derivative contracts M. 2. a. ((With a remaining maturity of) (Column A) One year or less)
EQCNT1_5         RCONA001   0          2.f. Equity derivative contracts M. 2. a. ((With a remaining maturity of) ((Column B) Over one year through five years)
EQCNTOV5         RCONA002   0          2.f. Equity derivative contracts M. 2. a. ((With a remaining maturity of) (Column C) Over five years)
                                       * Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
                                       ** The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
                                       *** The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
                                       **** The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).
                                       ***** Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers liability on acceptances outstanding, intangible assets, and other assets.
                                       ****** Column A multiplied by credit conversion factor.
                                       ******* For financial standby letter of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.





                                       ******** Or institution specific factor.
                                       ********* Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.
                                       Schedule RC S Securitization and Asset Sale Activities
                                       All of Schedule RC S is to be completed beginning June 30, 2001.
                                       Bank Securitization Activities
BASWRF1_4        RCONB705   0          1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column A) 1 to 4 Family)
BASWRHEL         RCONB706   0          1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column B) Home Equity Lines)
BASWRCCR         RCONB707   0          1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column C) Credit Card
                                       Receivables)
BASWRAUTOL       RCONB708   0          1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column D) Auto Loans)
BASWROTHCL       RCONB709   0          1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column E) Other Consumer Loans)
BASWRCIL         RCONB710   0          1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column F) Commercial and)
BASWROTHLL       RCONB711   0          1. Outstanding principal balance of assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements ((Column G) All Other Loans and )
                                       2. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to structures reported in item 1 in the form of:
RIOSXF1_4        RCONB712   0          2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                       Schedule RC, item 5) ((Column A) 1 to 4 Family Residential Loans)
RIOSXHEL         RCONB713   0          2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                       Schedule RC, item 5) ((Column B) Home Equity Loans)
RIOSXCCR         RCONB714   0          2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                       Schedule RC, item 5) ((Column C) Credit Card Receivables)
RIOSXAUTOL       RCONB715   0          2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                       Schedule RC, item 5) ((Column D) Auto Loans)
RIOSXOTHCL       RCONB716   0          2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                       Schedule RC, item 5) ((Column E) Other Consumer Loans)
RIOSXCIL         RCONB717   0          2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                       Schedule RC, item 5) ((Column F) Commercial and Industrial Loans)
RIOSXOTHLL       RCONB718   0          2.a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in
                                       Schedule RC, item 5) ((Column G) All Other Loans and All Leases)
SSRIF1_4         RCONC393   0          2.b. Subordinated securities, and other residual interests ((Column A)1 to 4 Family
                                       Residential Loans)
SSRIHEL          RCONC394   0          2.b. Subordinated securities, and other residual interests ((Column B) Home Equity Lines)
SSRICCR          RCONC395   0          2.b. Subordinated securities, and other residual interests ((Column C) Credit Card
                                       Receivables)
SSRIAUTOL        RCONC396   0          2.b. Subordinated securities, and other residual interests ((Column D) Auto Loans)
SSRIOTHCL        RCONC397   0          2.b. Subordinated securities, and other residual interests ((Column E) Other Consumer Loans)
SSRICIL          RCONC398   0          2.b. Subordinated securities, and other residual interests ((Column F) Commercial and
                                       Industrial Loans)
SSRIOTHLL        RCONC399   0          2.b. Subordinated securities, and other residual interests ((Column G) All Other Loans and All Leases)
SLCOF1_4         RCONC400   0          2.c. Standby letters of credit and other enhancements ((Column A)1 to 4 Family
                                       Residential Loans)
SLCOHEL          RCONC401   0          2.c. Standby letters of credit and other enhancements ((Column B) Home Equity Lines)
SLCOCCR          RCONC402   0          2.c. Standby letters of credit and other enhancements ((Column C) Credit Card Receivables)
SLCOAUTOL        RCONC403   0          2.c. Standby letters of credit and other enhancements ((Column D) Auto Loans)
SLCOOTHCL        RCONC404   0          2.c. Standby letters of credit and other enhancements ((Column E) Other Consumer Loans)
SLCOCIL          RCONC405   0          2.c. Standby letters of credit and other enhancements ((Column F) Commercial and Industrial
                                       Loans)
SLCOOTHLL        RCONC406   0          2.c. Standby letters of credit and other enhancements ((Column G) All Other Loans and
                                       All Leases)
UCASWRF1_4       RCONB726   0          3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column A) 1 to 4 Family Residential Loans)
UCASWRHEL        RCONB727   0          3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column B) Home Equity Loans)
UCASWRCCR        RCONB728   0          3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column C) Credit Card Receivables)
UCASWRAUTOL      RCONB729   0          3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column D) Auto Loans)
UCASWROTHCL      RCONB730   0          3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column E) Other Consumer Loans)
UCASWRCIL        RCONB731   0          3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column F) Commercial and Industrial Loans)
UCASWROTHLL      RCONB732   0          3. Reporting banks unused commitments to provide liquidity to structures reported in item 1 ((Column G) All Other Loans and All Leases)
                                       4. Past due loan amounts included in item 1:
PD30_89F1_4      RCONB733   0          4.a. 30 to 89 days past due ((Column A) 1 to 4 Family Residential Loans)
PD30_89HEL       RCONB734   0          4.a. 30 to 89 days past due ((Column B) Home Equity Loans)
PD30_89CCR       RCONB735   0          4.a. 30 to 89 days past due ((Column C) Credit Card Receivables)
PD30_89AUTOL     RCONB736   0          4.a. 30 to 89 days past due ((Column D) Auto Loans)
PD30_89OTHCL     RCONB737   0          4.a. 30 to 89 days past due ((Column E) Other Consumer Loans)
PD30_89CIL       RCONB738   0          4.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)
PD30_89OLL       RCONB739   0          4.a. 30 to 89 days past due ((Column G) All Other Loans and All Leases)
PD90MF1_4        RCONB740   0          4.b. 90 days or more past due ((Column A) 1 to 4 Family Residential Loans)
PD90MHEL         RCONB741   0          4.b. 90 days or more past due ((Column B) Home Equity Loans)
PD90MCCR         RCONB742   0          4.b. 90 days or more past due ((Column C) Credit Card Receivables)
PD90MAUTOL       RCONB743   0          4.b. 90 days or more past due ((Column D) Auto Loans)
PD90MOTHCL       RCONB744   0          4.b. 90 days or more past due ((Column E) Other Consumer Loans)
PD90MCIL         RCONB745   0          4.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)
PD90MOLL         RCONB746   0          4.b. 90 days or more past due ((Column G) All Other Loans and All Leases)
                                       5. Charge offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements (calendar year to date):
COFSASF1_4       RIADB747   0          5.a. Charge offs ((Column A) 1 to 4 Family Residential Loans)
COFSASHEL        RIADB748   0          5.a. Charge offs ((Column B) Home Equity Loans)
COFSASCCR        RIADB749   0          5.a. Charge offs ((Column C) Credit Card Receivables)





COFSASAUTOL      RIADB750   0          5.a. Charge offs ((Column D) Auto Loans)
COFSASOTHCL      RIADB751   0          5.a. Charge offs ((Column E) Other Consumer Loans)
COFSASCIL        RIADB752   0          5.a. Charge offs ((Column F) Commercial and Industrial Loans)
COFSASOLL        RIADB753   0          5.a. Charge offs ((Column G) All Other Loans and All Leases)
RECVASF1_4       RIADB754   0          5.b. Recoveries ((Column A) 1 to 4 Family Residential Loans)
RECVASHEL        RIADB755   0          5.b. Recoveries ((Column B) Home Equity Loans)
RECVASCCR        RIADB756   0          5.b. Recoveries ((Column C) Credit Card Receivables)
RECVASAUTOL      RIADB757   0          5.b. Recoveries ((Column D) Auto Loans)
RECVASOTHCL      RIADB758   0          5.b. Recoveries ((Column E) Other Consumer Loans)
RECVASCIL        RIADB759   0          5.b. Recoveries ((Column F) Commercial and Industrial Loans)
RECVASOLL        RIADB760   0          5.b. Recoveries ((Column G) All Other Loans and All Leases)
                                       6. Amount of ownership (or seller s) interests carried as:
OISECHEL         RCONB761   0          6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column B)
                                       Home Equity Loans)
OISECCCR         RCONB762   0          6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column C)
                                       Credit Card Receivables)
OISECCIL         RCONB763   0          6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) (Column F)
                                       Commercial and Industrial Loans ((Column F) Commercial and Industrial Loans)
OILNHEL          RCONB500   0          6.b. Loans (included in Schedule RC C) ((Column B) Home Equity Loans)
OILNCCR          RCONB501   0          6.b. Loans (included in Schedule RC C) ((Column C) Credit Card Receivables)
OILNCIL          RCONB502   0          6.b. Loans (included in Schedule RC C) ((Column F) Commercial and Industrial Loans)
                                       7. Past due loan amounts included in interests reported in item 6.a:
SHELPD30_89      RCONB764   0          7.a. 30 to 89 days past due ((Column B) Home Equity Loans)
SCCRPD30_89      RCONB765   0          7.a. 30 to 89 days past due ((Column C) Credit Card Receivables)
SCILPD30_89      RCONB766   0          7.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)
SHELPD90M        RCONB767   0          7.b. 90 days or more past due ((Column B) Home Equity Loans)
SCCRPD90M        RCONB768   0          7.b. 90 days or more past due ((Column C) Credit Card Receivables)
SCILPD90M        RCONB769   0          7.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)
                                       8. Charge offs and recoveries on loan amounts included in interests reported in item
                                       6. a (calendar year to date):
SHELCOFS         RIADB770   0          8.a. Charge offs ((Column B) Home Equity Loans)
SCCRCOFS         RIADB771   0          8.a. Charge offs ((Column C) Credit Card Receivables)
SCILCOFS         RIADB772   0          8.a. Charge offs ((Column F) Commercial and Industrial Loans)
SHELRECV         RAIDB773   0          8.b. Recoveries ((Column B) Home Equity Loans)
SCCRRECV         RIADB774   0          8.b. Recoveries ((Column C) Credit Card Receivables)
SCILRECV         RIADB775   0          8.b. Recoveries ((Column F) Commercial and Industrial Loans)
                                       For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
CRXOBF1_4        RCONB776   0          9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBHEL         RCONB777   0          9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBCCR         RCONB778   0          9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBAUTOL       RCONB779   0          9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBOTHCL       RCONB780   0          9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBCIL         RCONB781   0          9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
CRXOBOLL         RCONB782   0          9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby
UCOBF1_4         RCONB783   0          10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column A) 1 to 4 Family Residential Loans)
UCOBFHEL         RCONB784   0          10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column B) Home Equity Loans)
UCOBCCR          RCONB785   0          10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column C) Credit Card Receivables)
UCOBAUTOL        RCONB786   0          10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column D) Auto Loans)
UCOBOTHCL        RCONB787   0          10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column E) Other Consumer Loans)
UCOBCIL          RCONB788   0          10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column F) Commercial and Industrial Loans)
UCOBOLL          RCONB789   0          10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column G) All Other Loans and All Leases)
                                       Bank Asset Sales
ASRF1_4NS        RCONB790   0          11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column A) 1 to 4 Family Residential Loans)
ASRHELNS         RCONB791   0          11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column B) Home Equity Loans)
ASRCCRNS         RCONB792   0          11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column C) Credit Card Receivables)
ASRAUTOLNS       RCONB793   0          11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column D) Auto Loans)
ASROTHCLNS       RCONB794   0          11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank (Column E) Other Consumer Loans ((Column E) Other Consumer
                                       Loans)
ASRCILNS         RCONB795   0          11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank (Column F) Commercial and Industrial Loans ((Column F)
                                       Commercial and Industrial Loans)
ASROLLNS         RCONB796   0          11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column G) All Other Loans and All Leases)
CRXF1_4ASR       RCONB797   0          12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column A) 1 to 4 Family
                                       Residential Loans)
CRXHELASR        RCONB798   0          12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column B) Home Equity Loans)
CRXCCRASR        RCONB799   0          12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column C) Credit Card
                                       Receivables)
CRXAUTOLASR      RCONB800   0          12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column D) Auto Loans)





CRXOCLASR        RCONB801   0          12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column E) Other Consumer Loans)
CRXCILASR        RCONB802   0          12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column F) Commercial and
                                       Industrial Loans)
CRXOLLASR        RCONB803   0          12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column G) All Other Loans and
                                       All Leases)

                                       Memorandum items 1, 2, and 3 are to be completed beginning June 30, 2001.
                                       Memoranda
                                       M.1. Small business obligations transferred with recourse under Section 208 of the Riegle
                                       Community Development and Regulatory Improvement Act of 1994:
SMLBUSOBLG       RCONA249   0          M.1.a. Outstanding principal balance
SMLBUSRECRS      RCONA250   0          M.1.b. Amount of retained recourse on these obligations as of the report date
                                       M.2. Outstanding principal balance of assets serviced for others:
ASRVWRF1_4       RCONB804   0          M.2.a. 1 to 4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements
ASRVNRF1_4       RCONB805   0          M.2.b. 1 to 4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements
LNSNFAMSERV      RCONA591   0          M.2.c. Other financial assets*
                                       M.3. Asset backed commercial paper conduits:
                                       M.3.a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of:
CRXCONBK         RCONB806   0          M.3.a.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company
CRXCONOIN        RCONB807   0          M.3.a.(2) Conduits sponsored by other unrelated institutions
                                       M.3.b. Unused commitments to provide liquidity to conduit structures:
UCCONBK          RCONB808   0          M.3.b.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company
UCCONOIN         RCONB809   0          M.3.b.(2) Conduits sponsored by other unrelated institutions
OTCCFFCR         RCONC407   0          4.Outstanding credit card fees and finance charges included in Schedule RC-S, item1, column C**
                                       * Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than 10 million.
                                       Schedule RC-T--Fiduciary and Related Services
                                       Schedule RC-T is to be completed beginning December 31, 2001.
                                       Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.
FIDPWIND         RCONA345   1          1. Does the institution have fiduciary powers? (If "NO", do not complete Schedule RC-T.)
FIDPWXIND        RCONA346   1          2. Does the institution exercise the fiduciary powers it has been granted?
FIDACTVIND       RCONB867   1          3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO", do not complete the rest of Schedule RC-T.)
                                       If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:
                                       Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than
                                       $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
                                       Items 4 through 19 quarterly, Items 20 through 23 annually with the December report, and Memorandum items 1 through 4 annually with the December report.
                                       Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than
                                       $100 million but less than or equal to $250 mil (as of the preceding December 31) that do not meet the fiduciary income test
                                       for quarterly reporting must complete:
                                       Items 4 through 23 annually with the December report, and Memorandum items 1 through 4 annually with the December report.
                                       Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
                                       Items 4 through 10 annually with the December report, and Memorandum items 1 through 3 annually with the December report.
                                       FIDUCIARY AND RELATED ASSETS
PTRMASS          RCONB868   232268     4. Personal trust and agency accounts (Column A) Managed Assets
PTRNMASS         RCONB869   12572      4. Personal trust and agency accounts (Column B) Non-Managed Assets
PTRMNUM          RCONB870   45         4. Personal trust and agency accounts (Column C) Number of Managed Accounts
PTRNMNUM         RCONB871   2          4. Personal trust and agency accounts (Column D) Number of Non-Managed Accounts
                                       5. Retirement related trust and agency accounts:
EMBDFCMA         RCONB872   0          a. Employee benefit--defined contribution (Column A) Managed Assets
EMBDFCNMA        RCONB873   0          a. Employee benefit--defined contribution (Column B) Non-Managed Assets
EMBDFCMNUM       RCONB874   0          a. Employee benefit--defined contribution (Column C) Number of Managed Accounts
EMBDFCNMNUM      RCONB875   0          a. Employee benefit--defined contribution (Column D) Number of Non-Managed Accounts
EMBDFBMA         RCONB876   0          b. Employee benefit--defined benefit (Column A) Managed Assets
EMBDFBNMA        RCONB877   0          b. Employee benefit--defined benefit (Column B) Non-Managed Assets
EMBDFBMNUM       RCONB878   0          b. Employee benefit--defined benefit (Column C) Number of Managed Accounts
EMBDFBNMNUM      RCONB879   0          b. Employee benefit--defined benefit (Column D) Number of Non-Managed Accounts
ORTAMASS         RCONB880   3618       c. Other retirement accounts (Column A) Managed Assets
ORTANMASS        RCONB881   0          c. Other retirement accounts (Column B) Non-Managed Assets
ORTMNUM          RCONB882   9          c. Other retirement accounts (Column C) Number of Managed Accounts
ORTNMNUM         RCONB883   0          c. Other retirement accounts (Column D) Number of Non-Managed Accounts
CRPAGMASS        RCONB884   0          6. Corporate trust and agency accounts (Column A) Managed Assets
CRPAGNMASS       RCONB885   17242262   6. Corporate trust and agency accounts (Column B) Non-Managed Assets
CRPAGMNUM        RCONC001   0          6. Corporate trust and agency accounts (Column C) Number of Managed Accounts
CRPAGNMNUM       RCONC002   4671       6. Corporate trust and agency accounts (Column D) Number of Non-Managed Accounts
INVMASS          RCONB886   308928     7. Investment management agency accounts (Column A) Managed Assets
INVMNUM          RCONB888   98         7. Investment management agency accounts (Column C) Number of Managed Accounts
OFAMASS          RCONB890   0          8. Other fiduciary accounts (Column A) Managed Assets
OFANMASS         RCONB891   0          8. Other fiduciary accounts (Column B) Non-Managed Assets
OFAMNUM          RCONB892   0          8. Other fiduciary accounts (Column C) Number of Managed Accounts
OFANMNUM         RCONB893   0          8. Other fiduciary accounts (Column D) Number of Non-Managed Accounts
TFDAMASS         RCONB894   544814     9. Total fiduciary accounts (sum of items 4 through 8) (Column A) Managed Assets
TFDANMASS        RCONB895   17254834   9. Total fiduciary accounts (sum of items 4 through 8) (Column B) Non-Managed Assets
TFDAMNUM         RCONB896   152        9. Total fiduciary accounts (sum of items 4 through 8) (Column C) Number of Managed Accounts
TFDANMNUM        RCONB897   4673       9. Total fiduciary accounts (sum of items 4 through 8) (Column D) Number of Non-Managed
                                       Accounts





CUSTNMASS        RCONB898   0          10. Custody and safekeeping accounts (Column B) Non-Managed Assets
CUSTNMNUM        RCONB899   0          10. Custody and safekeeping accounts (Column D) Number of Non-Managed Accounts
                                       11. Not applicable
                                       Memoranda
                                       1. Managed assets held in personal trust and agency accounts:
PTRNINTDEP       RCONB913   0          a. Noninterest-bearing deposits
PTRINTDEP        RCONB914   3101       b. Interest-bearing deposits
PTRUSGOVT        RCONB915   2922       c. U.S. Treasury and U.S. Government agency obligations
PTRMUNI          RCONB916   14178      d. State, county and municipal obligations
PTRMMF           RCONB917   3791       e. Money market mutual funds
PTRSHTOBL        RCONB918   0          f. Other short-term obligations
PTROTHNB         RCONB919   1505       g. Other notes and bonds
PTRCPSTK         RCONB920   119863     h. Common and preferred stocks
PTRREMTG         RCONB921   0          i. Real estate mortgages
PTRRE            RCONB922   86063      j. Real estate
PTRMISC          RCONB923   845        k. Miscellaneous assets
TPTRAG           RCONB868   232268     l. Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) VALUES (must equal Schedule RC-T, item 4, column A)
                                       2. Corporate trust and agency accounts:
CPMUNINUM        RCONB927   10774      a. Corporate and municipal trusteeships (Column A) Number of Issues
CPMUNIAMT        RCONB928   414514418  a. Corporate and municipal trusteeships (Column B) Principal Amount
CPOTHNUM         RCONB929   2293       b. Transfer agent, registrar, paying agent, and other corporate agency (Column A) Number of Issues
                                       3. Collective investment funds and common trust funds:
DMEQNUM          RCONB931   0          a. Domestic equity (Column A) Number of Funds
DMEQMV           RCONB932   0          a. Domestic equity (Column B) Market Value of Fund Assets
GLEQNUM          RCONB933   0          b. International/Global equity (Column A) Number of Funds
GLEQMV           RCONB934   0          b. International/Global equity (Column B) Market Value of Fund Assets
STKBNDNUM        RCONB935   0          c. Stock/Bond blend (Column A) Number of Funds
STKBNDMV         RCONB936   0          c. Stock/Bond blend (Column B) Market Value of Fund Assets
TXBNDNUM         RCONB937   0          d. Taxable bond (Column A) Number of Funds
TXBNDMV          RCONB938   0          d. Taxable bond (Column B) Market Value of Fund Assets
MUNINUM          RCONB939   0          e. Municipal bond (Column A) Number of Funds
MUNIMV           RCONB940   0          e. Municipal bond (Column B) Market Value of Fund Assets
SHMMNUM          RCONB941   0          f. Short term investments/Money market (Column A) Number of Funds
SHMMMV           RCONB942   0          f. Short term investments/Money market (Column B) Market Value of Fund Assets
SPOTHNUM         RCONB943   0          g. Specialty/Other (Column A) Number of Funds
SPOTHMV          RCONB944   0          g. Specialty/Other (Column B) Market Value of Fund Assets
TCIFNUM          RCONB945   0          h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) VALUES
                                       (Column A) Number of Funds
TCIFMV           RCONB946   0          h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) VALUES
                                       (Column B) Market Value of Fund Assets
                                       Schedule RC Z THIS PAGE IS TO BE COMPLETED BY ALL BANKS
                                       LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
LEONUM           RCON3561   0          a. Number of loans made to executive officers since the previous Call Report date
LEOAMT           RCON3562   0          b. Total dollar amount of above loans (in thousands of dollars)
LEOINTLO         RCON7701   0          c. Range of interest charged on above loans (example: 9 3/4% = 9.75)
LEOINTHI         RCON7702   0          c. Range of interest charged on above loans (example: 9 3/4% = 9.75)
                                       Schedule RI Income Statement
                                       1. Interest income:
                                       1.a. (1)through (6) are to be completed by all banks.
IRELNS           RIAD4011   0          1.a.(1) Loans secured by real estate
ICILNS           RIAD4012   0          1.a.(2) Commercial and industrial loans
                                       1.a.(3) Loans to individuals for household, family, and other personal expenditures:
ILINDCRCD        RIADB485   0          1.a.(3)(a) Credit cards
ILINDOTH         RIADB486   0          1.a.(3)(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
IFORGOVLNS       RIAD4056   0          1.a.(4) Loans to foreign governments and official institutions
IOTHLOANS        RIAD4058   0          1.a.(5) All other loans**
ILOANS           RIAD4010   0          1.a.(6) Total interest and fee income on loans
IDLFIN           RIAD4065   0          1.b. Income from lease financing receivables
IDEPINBAL        RIAD4115   1100       1.c. Interest income on balances due from depository institutions***
                                       1.d. Interest and dividend income on securities:
IUSTRSXMBS       RIADB488   2473       1.d.(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage backed securities)
IMORTBS          RIADB489   0          1.d.(2) Mortgage backed securities
ISECAOTH         RIAD4060   12         1.d.(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)
ITRADE           RIAD4069   0          1.e. Interest income from trading assets
IFFSOLD          RIAD4020   0          1.f. Interest income on federal funds sold and securities purchased under agreements to resell
IOTHINT          RIAD4518   180        1.g. Other interest income
TOTINTINC        RIAD4107   3765       1.h. Total interest income (sum of items 1.a(6) through 1.g)
                                       2. Interest expense:
                                       2.a. Interest on deposits:
ETRANSDEP        RIAD4508   0          2.a.(1) Transaction accounts (NOW accounts ATS accounts, and telephone and preauthorized transfer accounts)
                                       2.a.(2) Nontransaction accounts:
ENTSAVDP         RIAD0093   0          2.a.(2)(a) Savings deposits (includes MMDAs)
ETMEGT100        RIADA517   0          2.a.(2)(b) Time deposits of $100,000 or more
ETMELT100        RIADA518   0          2.1.(2) c) Time deposits of less than $100,000
EFFPUR           RIAD4180   0          2.b. Expense of federal funds purchased and securities sold under agreements to repurchase
EBORROWING       RIAD4185   0          2.c. Interest on trading liabilities and other borrowed money
ESUBORN          RIAD4200   0          2.d. Interest on subordinated notes and debentures
TOTINTEXP        RIAD4073   0          2.e. Total interest expense (sum of items 2.a through 2.d)
NETINTINC        RIAD4074   3765       3. Net interest income (item 1.h minus 2.e)
ELNLOSS          RIAD4230   0          4. Provision for loan and lease losses
                                       5. Noninterest income:
IFIDUC           RIAD4070   104141     5.c. Trading revenue****
ISERCHG          RIAD4080   0          5.b. Service charges on deposit accounts
TRDREVTOT        RIADA220   0          5.c. Trading revenue*****
IINVBKF          RIADB490   0          5.d. Investment banking, advisory, brokerage, and underwriting fees and commissions





IVTCAPREV        RIADB491   0          5.e. Venture capital revenue
INETSRVF         RIADB492   0          5.f. Net servicing fees
INETSECZ         RIADB493   0          5.g. Net securitization income
UNDWRINC         RIADC386   0          5.h.1. Underwriting income from insurance and reinsurance activities
INCOTHACT        RIADC387   0          5.h.2. Income from other insurance activities
NETGNSLN         RIAD5416   0          5.i. Net gains (losses) on sales of loans and leases
NETGNSRE         RIAD5415   0          5.j. Net gains (losses) on sales of other real estate owned
NETGNSOA         RIADB496   0          5.k. Net gains (losses) on sales of other assets (excluding securities)
OTHNIINC         RIADB497   0          5.l. Other noninterest income*
TOTNINTINC       RIAD4079   104141     5.m. Total noninterest income (sum of items 5.A through 5.L)
ISECGLHTM        RIAD3521   0          6.a. Realized gains (losses) on held to maturity securities
ISECGLAFS        RIAD3196   0          6.b. Realized gains (losses) on available for sale securities
                                       7. Noninterest expense:
ESAL             RIAD4135   24091      7.a. Salaries and employee benefits
EPREMAGG         RIAD4217   5504       7.b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)
GDWLIMPLS        RIADC216   0          7.c.1. Goodwill impairment losses
AMEXPINTN        RIADC232   0          7.c.2. Amortization expense and impairment losses for other intangible assets
EOTHNONINT       RIAD4092   47639      5.l. Other noninterest expense*
TOTNINTEXP       RIAD4093   77234      7.e.Total noninterest expense (sum of items 7.a through 7.d)
INCBEFTAX        RIAD4301   30672      8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)
INCTAXOPER       RIAD4302   12779      9. Applicable income taxes (on item 8)
INCBEFEXTR       RIAD4300   17893      10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)
EXTRA            RIAD4320   0          11. Extraordinary items and other adjustments, net of income taxes*
NETINC           RIAD4340   17893      12. Net income (loss) (sum of items 10 and 11)
EINTNOTDED       RIAD4513   0          M.1. Interest expense incurred to carry tax exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes
IFEEMUTFND       RIAD8431   0          M.2. Income from the sale and servicing of mutual funds and annuities (included in Schedule
                                       RI, item 8)
IESTTXEXOT       RIAD4313   0          M.3. Income on tax exempt loans and leases to states and political subdivisions in the U.S.
                                       (included in Schedule RI, items 1.a and 1.b)
ITXEXSECST       RIAD4507   0          M.4. Income on tax exempt securities issued by states and political subdivisions in the U.S.
                                       (included in Schedule RI, item 1.d.(3))
NUMEMP           RIAD4150   210        M.5. Number of full time equivalent employees at end of current period (round to nearest whole number)
IFARMLOANS       RIAD4024              M.6. Memorandum item 6 is to be completed by:****** banks with $300 million or more in total assets, and banks with $25 million or more in total assets, but less than $300
BNKACQDTE        RIAD9106   0          M.7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the banks acquisition *******
                                       M.8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks:
INTRTETRDREV     RIAD8757   0          M.8.a. Interest rate exposures
FGNEXTRDREV      RIAD8758   0          M.8.b. Foreign exchange exposures
EQTRDREV         RIAD8759   0          M.8.c. Equity security and index exposures
CMDTYTRDREV      RIAD8760   0          M.8.d. Commodity and other exposures
                                       M.9. To be completed by banks with $100 million or more in total assets:****** Impact on income of derivatives held for purposes other than trading:
IINTCHGDER       RIAD8761   0          M.9.a. Net increase (decrease) to interest income
EINTCHGDER       RIAD8762   0          M.9.b. Net (increase) decrease to interest expense
NINTCHGDER       RIAD8763   0          M.9.c. Other (noninterest) allocations
CRLOSDER         RIADA251              M.10. To be completed by banks with $300 million or more in total assets:****** Credit losses on derivatives (see instructions)
SUBCHAPSIND      RIADA530   0          M.11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?
                                       * Describe on Schedule RI E+Explanations
                                       **. Includes interest and fee income on Loans to depository institutions and acceptances of other banks, Loans to finance agricultural production and other loans of farmers,
                                       ***. Includes interest income on time certificates of deposit not held for trading.
                                       **** For banks required to complete Schedule RC T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in
                                       Schedule RC T, item 19.
                                       ***** For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.
                                       ****** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
                                       ******* For example, a bank acquired on March 1, 2005, would report 20050301.
                                       Schedule RI A Changes in Equity Capital
CAPPREV          RIAD3217   115056     1. Total equity capital most recently reported for the December 31, 2004, Reports of
                                       Condition and Income (i.e., after adjustments from amended Reports of Income)
CAPRESTATE       RIADB507   0          2. Restatements due to corrections of material accounting errors and changes in accounting principles*
CAPBALPY         RIADB508   115056     3. Balance end of previous calendar year as restated (sum of items 1 and 2)
CAPNET           RIAD4340   17893      4. Net income (loss) (must equal Schedule RI, item 12)
CAPSTKXTR        RIADB509   0          5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)
CAPTRSTK         RIADB510   0          6. Treasury stock transactions, net
CAPMRG           RIAD4356   0          7. Changes incident to business combinations, net
CAPDIVP          RIAD4470   0          8. LESS: Cash dividends declared on preferred stock
CAPDIVC          RIAD4460   12000      9. LESS: Cash dividends declared on common stock
CAPCOMPI         RIADB511   -2         10. Other comprehensive income **
CAPHOLDTRX       RIAD4415   0          11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)
CAPEND           RIAD3210   120947     12. Total equity capital end of current period (sum of items 3 through 11) (must equal
                                       Schedule RC, item 28)
                                       *Describe on Schedule RI E+Explanations.
                                       ** Includes changes in net unrealized holding gains (losses) on available for sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.
                                       Schedule RI B Charge offs and Recoveries on Loans and Leases and Changes in Allowance
                                       for Loan and Lease Losses
                                       Part I. Charge offs and Recoveries on Loans and Leases





                                       Part I excludes charge offs and recoveries through the allocated transfer risk reserve.
                                       1. Loans secured by real estate:
CONSTCOFS        RIAD3582   0          1.a. Construction, land development, and other land loans ((Column A) Charge offs*
                                       (Calendar year to date))
CONSTRECOV       RIAD3583   0          1.a. Construction, land development, and other land loans ((Column B) Recoveries
                                       (Calendar year to date))
FARMCHGOF        RIAD3584   0          1.b. Secured by farmland ((Column A) Charge offs* (Calendar year to date))
FARMRECOV        RIAD3585   0          1.b. Secured by farmland ((Column B) Recoveries (Calendar year to date))
                                       1.c. Secured by 1 to 4 family residential properties:
REVRSCOFS        RIAD5411   0          1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column A) Charge offs* (Calendar year to date))
REVRSRECOV       RIAD5412   0          1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) Recoveries (Calendar year to date))
                                       1.c.(2) Closed end loans secured by 1 to 4 family residential properties
CLD1STCOFS       RIADC234   0          1.c.(2).(a)  Secured by first liens ((Column A) Charge offs* (Calendar year to date))
CLD1STRECOV      RIADC217   0          1.c.(2).(a)  Secured by first liens ((Column B) Recoveries (Calendar year to date))
CLDJLCOFS        RIADC235   0          1.c.(2).(a)  Secured by junior liens ((Column A) Charge offs* (Calendar year to date))
CLDJLRECOV       RIADC218   0          1.c.(2).(a)  Secured by junior liens ((Column B) Recoveries (Calendar year to date))
MLTRSCOFS        RIAD3588   0          1.d. Secured by multifamily (5 or more) residential properties ((Column A) Charge offs*
                                       (Calendar year to date))
MLTRSRECOV       RIAD3589   0          1.d. Secured by multifamily (5 or more) residential properties ((Column B) Recoveries
                                       (Calendar year to date))
NONRSCOFS        RIAD3590   0          1.e. Secured by nonfarm nonresidential properties ((Column A) Charge offs* (Calendar year to date))
NONRSRECOV       RIAD3591   0          1.e. Secured by nonfarm nonresidential properties ((Column B) Recoveries (Calendar year to date))
DEPCOFS          RIAD4481   0          2. Loans to depository institutions and acceptances of other banks ((Column A) Charge offs*
                                       (Calendar year to date))
DEPRECV          RIAD4482   0          2. Loans to depository institutions and acceptances of other banks ((Column B) Recoveries
                                       (Calendar year to date))
                                       3. Not applicable
CICOFS           RIAD4638   0          4. Commercial and industrial loans ((Column A) Charge offs* (Calendar year to date))
CIRECV           RIAD4608   0          4. Commercial and industrial loans ((Column B) Recoveries (Calendar year to date))
                                       5. Loans to individuals for household, family, and other personal expenditures:
CRCDCOFS         RIADB514   0          5.a. Credit cards ((Column A) Charge offs* (Calendar year to date))
CRCDRECOV        RIADB515   0          5.a. Credit cards ((Column B) Recoveries (Calendar year to date))
NCRCDCOFS        RIADB516   0          5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Charge offs* (Calendar year to date))
NCRCDRECOV       RIADB517   0          5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Recoveries (Calendar year to date))
FGCOFS           RIAD4643   0          6. Loans to foreign governments and official institutions ((Column A) Charge offs*
                                       (Calendar year to date))
FGRECV           RIAD4627   0          6. Loans to foreign governments and official institutions ((Column B) Recoveries
                                       (Calendar year to date))
OLNSCOFS         RIAD4644   0          7. All other loans** ((Column A) Charge offs* (Calendar year to date))
OLNSRECV         RIAD4628   0          7. All other loans* ((Column B) Recoveries (Calendar year to date))
LEASECOFS        RIAD4266   0          8. Lease financing receivables ((Column A) Charge offs* (Calendar year to date))
LEASERECV        RIAD4267   0          8. Lease financing receivables ((Column B) Recoveries (Calendar year to date))
TOTALCOFS        RIAD4635   0          9. Total (sum of items 1 through 8) ((Column A) Charge offs* (Calendar year to date))
TOTALRECV        RIAD4605   0          9. Total (sum of items 1 through 8) ((Column B) Recoveries (Calendar year to date))
COMRECOFS        RIAD5409   0          M.1. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above
COMRERECOV       RIAD5410   0          M.1. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above
                                       M.2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:***
RECOFSNUS        RIAD4652              M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RI B, part I, item 1, above) ((Column A) Charge offs* (Calendar year to date))
RERECVNUS        RIAD4662              M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RI B, part I, item 1, above) ((Column B) Recoveries (Calendar year to date))
DEPCOFSFOR       RIAD4654              M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column A) Charge offs* (Calendar year to date))
DEPRECVFOR       RIAD4664              M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column B) Recoveries (Calendar year to date))
CINUCOFS         RIAD4646              M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RI B, part I, item 4, above) ((Column A) Charge offs* (Calendar year to date))
CINURECV         RIAD4618              M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RI B, part I, item 4, above) ((Column B) Recoveries (Calendar year to date))
LSECOFSNUS       RIAD4659              M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule
                                       RI B, part I, item 8, above) ((Column A) Charge offs* (Calendar year to date))
LSERECVNUS       RIAD4669              M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule
                                       RI B, part I, item 8, above) ((Column B) Recoveries (Calendar year to date))
FARMCOFS         RIAD4655   0          M.3. Memorandum item 3 is to be completed by:*** banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to
FARMRECV         RIAD4665   0          M.3. Memorandum item 3 is to be completed by:*** banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to
UNCOLLCCF        RIADC388   0          M.4. Uncollectible retail credit card fees and finance charges reversed against income
                                       (i.e., not included in charge-offs against the allowance for loan and lease losses)
                                       Part II. Changes in Allowance for Loan and Lease Losses
LNLSPREV         RIADB522   0          1. Balance most recently reported for the December 31, 2004, Reports of Condition and
                                       Income. (i.e., after adjustments from amended Reports of Income)
LNLSREC          RIAD4605   0          2. Recoveries (must equal part I, item 9, column B above)
LNCOFSWRD        RIADC079   0          3. LESS: Charge-offs (sum of part I, item 9, column A above and Schedule RI-E, item 6.a)
LNWRDADJ         RIAD5523   0          4. LESS: Write-downs arising from transfers of loans to a held-for-sale account
LNLSPROV         RIAD4230   0          5. Provision for loan and lease losses (must equal Schedule RI, item 4)
ALLWADJS         RIADC233   0          6. Adjustments* (see instructions for this schedule)
LNLSEND          RIAD3123   0          7. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item 4.c)
                                       Memoranda
ALLCTRR          RIADC435   0          1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7 above
SPVALUCCF        RIADC389   0          2. Separate valuation allowance for uncollectible retail credit card fees and finance charges
CCFALLW          RIADC390   0          3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges
                                       Memorandum item 4 is to be completed by all banks.
RIADC781         RIADC781   0          4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part
                                       II,item 7, above)
                                       * Include write-downs arising from transfers of loans to the held-for-sale-account.
                                       ** Includes charge offs and recoveries on Loans to finance agricultural production and other loans to farmers, Obligations (other than securities and leases) of states and political
                                       *** The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2000, Report of Condition.
                                       **** Describe on Schedule RI E+Explanations
                                       Schedule RI E Explanations
                                       Schedule RI E is to be completed each quarter on a calendar year to date basis.
                                       Detail all adjustments in Schedule RI A and RI B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other
                                       1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m: (Year to date)
IFPRCHECKS       RIADC013   0          1.a. Income and fees from the printing and sale of checks
INCRVALCSV       RIADC014   0          1.b. Earnings on/increase in value of cash surrender value of life insurance
ATMFEEINC        RIADC016   0          1.c. Income and fees from automated teller machines (ATMs)
RENTINORE        RIAD4042   0          1.d. Rent and other income from other real estate owned
SAFEDRENT        RIADC015   0          1.e. Safe deposit box rent
INONINTA         RIAD4461   0          1.f. TEXT 4461
INONINTB         RIAD4462   0          1.g. TEXT 4462
INONINTC         RIAD4463   0          1.h. TEXT 4463
                                       2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
EXPDPROC         RIADC017   0          2.a. Data processing expenses
EXPADVMKT        RIAD0497   0          2.b. Advertising and marketing expenses
DRECTSFEE        RIAD4136   0          2.c. Directors fees
STAPRTSUP        RIADC018   0          2.d. Printing, stationery, and supplies
EXPPOSTG         RIAD8403   0          2.e. Postage
EXPLEGAL         RIAD4141   0          2.f. Legal fees and expenses
DEPINSASM        RIAD4146   0          2.g. FDIC deposit insurance assessments
ENONINTA         RIAD4464   23067      2.h. TEXT 4464
ENONINTB         RIAD4467   11601      2.i. TEXT 4467
ENONINTC         RIAD4468   7274       2.j. TEXT 4468
                                       3. Extraordinary items and other adjustments and applicable income tax effect (from
                                       Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
EXTRAA           RIAD4469   0          3.a.(1) TEXT 4469 (Year to date)
EXTAXA           RIAD4486   0          3.a.(2) Applicable income tax effect
EXTRAB           RIAD4487   0          3.b.(1) TEXT 4487
EXTAXB           RIAD4488   0          3.b.(2) Applicable income tax effect
EXTRAC           RIAD4489   0          3.c.(1) TEXT 4489
EXTAXC           RIAD4491   0          3.c.(2) Applicable income tax effect
                                       4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI A, item 2) (itemize and describe all restatements):
CAPRESTA         RIADB526   0          4.a.TEXT B526
CAPRESTB         RIADB527   0          4.b. TEXT B527
                                       5. Other transactions with parent holding company (from Schedule RI A, item 11)(itemize and describe all such transactions):
CAPHOLDA         RIAD4498   0          5.a. TEXT 4498
CAPHOLDB         RIAD4499   0          5.b. TEXT 4499
                                       6. Adjustments to allowance for loan and lease losses (from Schedule RI B, part II, item 6)
                                       (itemize and describe all adjustments):
LNLSADJA         RIAD4521   0          6.a. (TEXT 4521)
LNLSADJB         RIAD4522   0          6.b. (TEXT 4522)
                                       7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):